                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about Allmerica Select Life, an individual flexible payment variable life insurance policy issued by First Allmerica Financial Life Insurance Company. The Policies are funded through the Allmerica Select Separate Account II, a separate investment account of the Company that is referred to as the Variable Account, and a fixed-interest account that is referred to as the General Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)  FIDELITY VARIABLE INSURANCE PRODUCTS FUND
AIT Equity Index Fund                        Fidelity VIP Equity-Income Portfolio
AIT Money Market Fund                        Fidelity VIP Growth Portfolio
AIT Select Aggressive Growth Fund            Fidelity VIP High Income Portfolio
AIT Select Capital Appreciation Fund         FRANKLIN TEMPLETON VARIABLE INSURANCE
AIT Select Emerging Markets Fund             PRODUCTS TRUST (CLASS 2)
AIT Select Growth and Income Fund            FT VIP Franklin Small Cap Fund
AIT Select Growth Fund                       FT VIP Mutual Shares Securities Fund
AIT Select International Equity Fund         INVESCO VARIABLE INVESTMENT FUNDS, INC.
AIT Select Investment Grade Income Fund      INVESCO VIF Health Sciences Fund
AIT Select Strategic Growth Fund             JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Strategic Income Fund             Janus Aspen Growth Portfolio
AIT Select Value Opportunity Fund            T. ROWE PRICE INTERNATIONAL SERIES, INC.
AIM VARIABLE INSURANCE FUNDS                 T. Rowe Price International Stock Portfolio
AIM V.I. Aggressive Growth Fund
ALLIANCE VARIABLE PRODUCTS SERIES
FUND, INC. (CLASS B)
Alliance Growth and Income Portfolio
Alliance Premier Growth Portfolio

THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Policy Owners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's surrender value, within limits. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge. If you think about surrendering the Policy, consider the lower deferred sales charges that apply during the first two years from the date of issue or an increase in face amount.

We offer a variety of variable life policies. They may offer features, including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

Correspondence may be mailed to: Allmerica Select Life, P.O. Box 8179, Boston, MA 02266-8179

                               DATED MAY 1, 2002

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................      4
SUMMARY OF FEES AND CHARGES.................................      7
SUMMARY OF POLICY FEATURES..................................     11
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
  UNDERLYING FUNDS..........................................     17
INVESTMENT OBJECTIVES AND POLICIES..........................     19
THE POLICY..................................................     22
  Market Timers.............................................     22
  Applying for a Policy.....................................     22
  Free-Look Period..........................................     23
  Conversion Privilege......................................     24
  Payments..................................................     24
  Allocation of Net Payments................................     24
  Transfer Privilege........................................     25
  Death Benefit.............................................     26
  Level Option and Adjustable Option........................     27
  Change to Level Option or Adjustable Option...............     28
  Change in Face Amount.....................................     29
  Policy Value..............................................     30
  Payment Options...........................................     31
  Optional Insurance Benefits...............................     32
  Surrender.................................................     32
  Partial Withdrawal........................................     32
  Paid-Up Insurance Option..................................     32
CHARGES AND DEDUCTIONS......................................     34
  Payment Expense Charge....................................     34
  Monthly Insurance Protection Charges......................     34
  Charges Against or Reflected in the Assets of the Variable
  Account...................................................     36
  Surrender Charge..........................................     37
  Partial Withdrawal Costs..................................     38
  Transfer Charges..........................................     39
  Charge for Change in Face Amount..........................     39
  Other Administrative Charges..............................     39
POLICY LOANS................................................     39
  Preferred Loan Option.....................................     40
  Loan Interest Charged.....................................     40
  Repayment of Outstanding Loan.............................     40
  Effect of Policy Loans....................................     41
  Policies Issued in Connection with TSA Plans..............     41
POLICY TERMINATION AND REINSTATEMENT........................     42
  Termination...............................................     42
  Reinstatement.............................................     42
OTHER POLICY PROVISIONS.....................................     44
  Policy Owner..............................................     44
  Beneficiary...............................................     44
  Assignment................................................     44
  Limit on Right to Challenge Policy........................     44
  Suicide...................................................     45
  Misstatement of Age or Sex................................     45
  Delay of Payments.........................................     45

FEDERAL TAX CONSIDERATIONS..................................     45
  The Company and the Variable Account......................     45
  Taxation of the Policies..................................     46
  Policy Loans..............................................     46
  Policies Issued in Connection with TSA Plans..............     47
  Modified Endowment Policies...............................     47
VOTING RIGHTS...............................................     48
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............     49
DISTRIBUTION................................................     50
REPORTS.....................................................     50
LEGAL PROCEEDINGS...........................................     51
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........     51
FURTHER INFORMATION.........................................     52
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................     52
  General Description.......................................     52
  Fixed Account Interest....................................     52
  Transfers, Surrenders, and Partial Withdrawals............     52
INDEPENDENT ACCOUNTANTS.....................................     53
FINANCIAL STATEMENTS........................................     53
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........    A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................    B-1
APPENDIX C -- PAYMENT OPTIONS...............................    C-1
APPENDIX D -- ILLUSTRATIONS.................................    D-1
APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES...........    E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................    F-1
FINANCIAL STATEMENTS........................................  FIN-1

                                 SPECIAL TERMS

AGE: how old the Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANY: First Allmerica Financial Life Insurance Company. "We," "our," "us," and "the Company" refer to First Allmerica Financial in this Prospectus.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable when the Insured dies prior to the Final Payment Date, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.

FACE AMOUNT: the amount of insurance coverage applied for. The initial Face Amount is shown in your Policy.

FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIXED ACCOUNT: a guaranteed account of the General Account that guarantees principal and a fixed interest rate.

FUNDS (UNDERLYING FUNDS): certain investment portfolios of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AIM"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), Janus Aspen Series ("Janus"), and T. Rowe Price International Series, Inc. ("T. Rowe Price").

GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE ANNUAL PREMIUM: used to compute the maximum surrender charge and illustrate accumulations in Appendix D. The Guideline Annual Premium is the annual amount that would be payable through the Final Payment Date for the specified Level Option Death Benefit. We assume that:

    - The timing and amount of payments are fixed and paid at the start of the Policy year

    - Monthly insurance protection charges are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex policies)

    - Net investment earnings are at an annual effective rate of 5.0%

    - Fees and charges apply as set forth in the Policy and any Policy Riders

GUIDELINE MINIMUM SUM INSURED: the minimum Death Benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured is the PRODUCT of:

    - The Policy Value TIMES

    - A percentage based on the Insured's age

The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Level Option and the Adjustable Option, the percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.

INSURANCE PROTECTION AMOUNT: the Death Benefit less the Policy Value.

ISSUANCE AND ACCEPTANCE: the date we mail the Policy if the application or enrollment form is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when monthly insurance protection charges are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit under either the Level Option or Adjustable Option MINUS

    - Any Outstanding Loan on the Insured's death and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under the Adjustable Option and on the date of death for the Level Option. If required by state law, we will compute the Net Death Benefit on the date of death for the Adjustable Option.

After the Final Payment Date, the Net Death Benefit generally is:

    - The Policy Value MINUS

    - Any Outstanding Loan

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

PAID-UP INSURANCE: life insurance coverage for the life of the Insured, with no further premiums due.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a Rider, or a change in Death Benefit option (Level Option or Adjustable Option).

POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Policy Owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Policy PLUS

    - Accumulation in the Fixed Account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the Policy Value in the Fixed Account and the Policy Value in each Sub-Account bear to the total Policy Value.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of an Underlying Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly insurance protection charge and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the Net asset value of the shares of any Funds and unit values of any Sub-Accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current Net asset value of the Sub-Accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive valuation dates.

VARIABLE ACCOUNT: Allmerica Select Separate Account II, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

- From each payment, we will deduct a payment expense charge, currently 2.75%. The payment expense charge has three parts:

     PREMIUM TAX DEDUCTION -- A current premium tax deduction of 1.25% of payments represents our average expenses for state and local premium taxes.

     DEFERRED ACQUISITION COSTS ("DAC TAX") DEDUCTION -- A current DAC tax deduction of 1.0% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

     FRONT-END SALES LOAD -- From each payment, we will deduct a front-end sales load of 0.5% of the payment. This charge partially compensates us for Policy sales expenses.

- We deduct the following monthly charge from Policy Value:

     MONTHLY INSURANCE PROTECTION CHARGE -- This charge is the cost of insurance, including optional insurance benefits provided by Rider.

- The following expenses are charged against or reflected in the Variable
  Account:

     ADMINISTRATIVE CHARGE -- We deduct this charge during the first ten Policy years only. It is a daily charge at an annual rate of 0.15% of the average daily net asset value of each Sub-Account. This charge helps compensate us for our expenses in administering the Variable Account and is eliminated after the tenth Policy year.

     MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. Our Board of Directors may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

     FUND EXPENSES -- The Funds incur investment advisory fees and other expenses, which are reflected in the Variable Account. The levels of fees and expenses vary among the Funds.

- Charges designed to reimburse us for Policy administrative costs apply under the following circumstances:

     CHARGE FOR CHANGE IN FACE AMOUNT -- For each increase in Face Amount, we deduct a charge of $40 from Policy Value. This charge is for the underwriting and administrative costs of the change.

     TRANSFER CHARGE -- Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

     OTHER ADMINISTRATIVE CHARGES -- We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

       - Changing net payment allocation instructions

       - Changing the allocation of monthly insurance protection charges among the various Sub-Accounts

       - Providing a projection of values

       - The charges below apply only if you surrender your Policy or make partial withdrawals:

     SURRENDER CHARGE -- This charge applies only on a full surrender or decrease in Face Amount within ten years of the date of issue or of an increase in Face Amount. The maximum surrender charge has two parts:

       - A deferred administrative charge of $8.50 per thousand dollars of the initial Face Amount or increase

       - A deferred sales charge of 28.5% of payments received or associated with the increase up to the Guideline Annual Premium for the increase

     The maximum surrender charge is level for the first 24 Policy months, then reduces by 1/96th per month, reaching zero after 10 Policy years. During the first two years following the date of issue or increase, the actual surrender charge may be less than the maximum surrender charge calculated above. For more information, see APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES.

     PARTIAL WITHDRAWAL COSTS -- We deduct from the Policy Value the following for partial withdrawals:

       - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs

       - A partial withdrawal charge of 5.0% of a withdrawal exceeding the "Free 10% Withdrawal," described below

     The partial withdrawal charge does not apply to:

       - That part of a withdrawal equal to 10% of the Policy Value in a Policy year less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

       - Withdrawals when no surrender charge applies

     We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that we previously deducted. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2001. THE UNDERLYING FUND INFORMATION BELOW WAS PROVIDED BY THE UNDERLYING FUNDS AND WAS NOT INDEPENDENTLY VERIFIED BY THE COMPANY.

                                              MANAGEMENT FEE                     OTHER EXPENSES      TOTAL FUND EXPENSES
                                                (AFTER ANY       FEES UNDER    (AFTER ANY WAIVERS/   (AFTER ANY WAIVERS/
UNDERLYING FUND                             VOLUNTARY WAIVERS)   12B-1 PLAN*     REIMBURSEMENTS)       REIMBURSEMENTS)
---------------                             ------------------   -----------   -------------------   -------------------
AIT Equity Index Fund (Service Shares)....        0.28%             0.15%             0.06%           0.49%(1)(2)
AIT Money Market Fund (Service Shares)....        0.31%             0.15%             0.05%           0.51%(1)
AIT Select Aggressive Growth Fund (Service
 Shares)..................................        0.83%             0.15%             0.07%           1.05%(1)(2)
AIT Select Capital Appreciation Fund
 (Service Shares).........................        0.88%             0.15%             0.06%           1.09%(1)(2)
AIT Select Emerging Markets Fund (Service
 Shares)..................................        1.35%             0.15%             0.34%           1.84%(1)(2)
AIT Select Growth and Income Fund (Service
 Shares)..................................        0.68%             0.15%             0.05%           0.88%(1)(2)
AIT Select Growth Fund (Service Shares)...        0.79%             0.15%             0.06%           1.00%(1)(2)
AIT Select International Equity Fund
 (Service Shares).........................        0.89%             0.15%             0.12%           1.16%(1)(2)
AIT Select Investment Grade Income Fund
 (Service Shares).........................        0.41%             0.15%             0.06%           0.62%(1)
AIT Select Strategic Growth Fund (Service
 Shares)..................................        0.85%             0.15%             0.29%           1.29%(1)
AIT Select Strategic Income Fund (Service
 Shares)..................................        0.58%             0.15%             0.39%           1.12%(1)
AIT Select Value Opportunity Fund (Service
 Shares)..................................        0.87%             0.15%             0.05%           1.07%(1)(2)
AIM V.I. Aggressive Growth Fund...........        0.80%             0.00%             0.41%           1.21%(3)
Alliance Growth and Income Portfolio
 (Class B)................................        0.63%             0.25%             0.04%           0.92%
Alliance Premier Growth Portfolio
 (Class B)................................        1.00%             0.25%             0.04%           1.29%
Fidelity VIP Equity-Income Portfolio......        0.48%             0.00%             0.10%           0.58%(4)
Fidelity VIP Growth Portfolio.............        0.58%             0.00%             0.10%           0.68%(4)
Fidelity VIP High Income Portfolio........        0.58%             0.00%             0.13%           0.71%(4)
FT VIP Franklin Small Cap Fund
 (Class 2)................................        0.53%             0.25%             0.31%           1.09%(5)(6)
FT VIP Mutual Shares Securities Fund
 (Class 2)................................        0.60%             0.25%             0.19%           1.04%(5)
INVESCO VIF Health Sciences Fund..........        0.75%             0.00%             0.31%           1.06%(7)
Janus Aspen Growth Portfolio (Service
 Shares)..................................        0.65%             0.25%             0.01%           0.91%(8)
T. Rowe Price International Stock
 Portfolio................................        1.05%             0.00%             0.00%           1.05%(9)

* These expenses are fees paid by the Underlying Funds under 12b-1 plans. In addition to receiving all or part of the fees listed in the table, the Company may also receive Service Fees from the investment advisers or other service providers of certain Underlying Funds for providing various services to Policy Owners. Currently the Company receives Services Fees ranging from 0.10% to 0.25% of the aggregate net asset value of assets held in the Separate Account with respect to such Underlying Funds.

(1) Each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15% of average daily net assets.

   Through December 31, 2002, Allmerica Financial Investment Management
    Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund and AIT Select Strategic Growth Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund and AIT Select Investment Grade Income Fund, and 0.60% for AIT Equity Index

    Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001.

   In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

   Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

   The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.

(2) These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have not been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.47% for AIT Equity Index Fund, 1.02% for AIT Select Aggressive Growth Fund, 1.08% for AIT Select Capital Appreciation Fund, 1.74% for AIT Select Emerging Markets Fund, 0.93% for AIT Select Growth Fund, 0.87% for AIT Select Growth and Income Fund, 1.14% for AIT Select International Equity Fund, and 1.02% for AIT Select Value Opportunity Fund.

(3) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. As a result of these expense reductions, total operating expenses were: 0.57% for Fidelity VIP Equity-Income Portfolio, 0.65% for Fidelity VIP Growth Portfolio, 0.70% for Fidelity VIP High Income Portfolio.

(5) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(6) For FT VIP Franklin Small Cap Fund the managers had agreed in advance to make estimated reductions of 0.08%, of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Including these reductions, the total annual fund operating expenses are estimated to be 1.01%.

(7) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(8) Expenses are based upon expenses for the year ended December 31, 2001. All Expenses are shown without the effect of any expense offset arrangements.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(9) Management fees include ordinary, recurring operating expenses.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A Net Death Benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy Value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Adjustable Option Death Benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a Beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and Beneficiary. The Insured is the person covered under the Policy. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Policy is in effect. You may choose between two Death Benefit options. Under the Level Option, the Death Benefit is the Face Amount (the insurance applied for) or the Guideline Minimum Sum Insured (the minimum Death Benefit federal tax law requires), whichever is greater. Under the Adjustable Option, the Death Benefit is either the sum of the Face Amount and Policy Value or the Guideline Minimum Sum Insured, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges. However, after the Final Payment Date, the Net Death Benefit is the Policy Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when state law so requires for the replacement of insurance)

    - 10 days after we mail to you a notice of withdrawal right

    - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank. Where required by state law, your refund will be the GREATER of:

    - Your entire payment OR

    - The Policy Value PLUS deductions under the Policy or by the Funds for taxes, charges or fees

If your Policy does not provide for a full refund or if you purchased the Policy in New York as a replacement, you will receive:

    - Amounts allocated to the Fixed Account PLUS

    - The Policy Value in the Variable Account PLUS

    - All fees, charges and taxes which have been imposed

After an increase in Face Amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?

You have a choice of twenty-three Sub-Accounts, each investing in a corresponding Underlying Fund. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.

If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your Policy. After this, we will allocate all amounts as you have chosen.

The Underlying Funds and their investment managers are as follows:

FUND                                                                MANAGER
----                                                                -------
AIT Equity Index Fund                        Allmerica Asset Management, Inc.
AIT Money Market                             Allmerica Asset Management, Inc.
AIT Select Aggressive Growth Fund            Massachusetts Financial Services Company and
                                             Jennison Associates LLC
AIT Select Capital Appreciation Fund         T. Rowe Price Associates, Inc.
AIT Select Emerging Markets Fund             Schroder Investment Management North America Inc.
AIT Select Growth and Income Fund            J. P. Morgan Investment Management Inc.
AIT Select Growth Fund                       Putnam Investment Management, LLC
AIT Select International Equity Fund         Bank of Ireland Asset Management (U.S.) Limited
AIT Select Investment Grade Income Fund      Allmerica Asset Management, Inc.
AIT Select Strategic Growth Fund             TCW Investment Management Company
AIT Select Strategic Income Fund             Western Asset Management Company
AIT Select Value Opportunity Fund            Cramer Rosenthal McGlynn, LLC
AIM V.I. Aggressive Growth Fund              A I M Advisors, Inc.
Alliance Growth and Income Portfolio         Alliance Capital Management, L.P
Alliance Premier Growth Portfolio            Alliance Capital Management, L.P
Fidelity VIP Equity-Income Portfolio         Fidelity Management & Research Company
Fidelity VIP Growth Portfolio                Fidelity Management & Research Company
Fidelity VIP High Income Portfolio           Fidelity Management & Research Company
FT VIP Franklin Small Cap Fund               Franklin Advisers, Inc.
FT VIP Mutual Shares Securities Fund         Franklin Mutual Advisers, LLC
INVESCO VIF Health Sciences Fund             INVESCO Funds Group, Inc.
Janus Aspen Growth Portfolio                 Janus Capital
T. Rowe Price International Stock Portfolio  T. Rowe Price International, Inc.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the Funds and the Fixed Account, subject to our consent and then current rules. Under present law, you will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, within limits.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Policy. You may also make partial withdrawals and surrender the Policy for its Surrender Value. There are two types of loans which may be available to you:

    - A preferred loan option is available to you upon Written Request after the first Policy year. It is available during Policy years 2-10 only if your Policy Value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the Loan Value as you request. The guaranteed annual interest rate credited to the Policy Value securing a preferred loan is at least 8%.

    - A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the Policy Value securing a non-preferred loan will be at least 6.0%.

The Company charges interest on loans at an annual rate that is guaranteed not to exceed 8.0%. Interest accrues daily. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

We will allocate Policy loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer the Policy Value in each Sub-Account equal to the Policy loan to the Fixed Account.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. See FEDERAL TAX CONSIDERATIONS, "POLICY LOANS."

You may surrender your Policy and receive its Surrender Value. After the first Policy year, you may make partial withdrawals of $500 or more from Policy Value, subject to partial withdrawal costs. Under the Level Option, the Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the Beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of Policy Value among the Funds

    - Adjust the Death Benefit by increasing or decreasing the Face Amount

    - Change your choice of Death Benefit options between the Level Option and Adjustable Option

    - Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the date of issue or after an increase in Face Amount. On conversion, we will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Surrender Value is insufficient to cover the next monthly insurance protection charge and loan interest accrued or

    - The Outstanding Loan exceeds Policy Value less surrender charges

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from date of issue or increase in Face Amount, within limits.

If the Insured has not died, you may reinstate your Policy within three years after the grace period, within limits. The Insured must provide evidence of insurability subject to our then current underwriting standards. See POLICY TERMINATION AND REINSTATEMENT.

CAN I ELECT PAID-UP INSURANCE WITH NO FURTHER PREMIUMS DUE?

Yes. The Policy provides a Paid-Up Insurance option. If this option is elected, we will provide Paid-Up Insurance coverage, usually having a reduced Face Amount, for the life of the Insured with no more premiums being due under the Policy. If you elect this option, policy owner rights and benefits will be limited.

CAN THE POLICIES BE ISSUED IN CONNECTION WITH TSA PLANS?

The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policy Owner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS." A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See POLICY LOANS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS."

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of Policy Value, Policy Owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The Net Death Benefit under the Policy is excludable from the gross income of the Beneficiary. However, in some circumstances federal estate tax may apply to the Net Death Benefit or the Policy Value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company, organized under the law of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 2000, the Company and its subsidiaries had over $24.3 billion in combined assets and over $38.1 billion of life insurance in force. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account with twenty-three Sub-Accounts. Each Sub-Account invests in a fund of AIT, AIM, Alliance, Fidelity VIP, FT VIP, INVESCO VIF, Janus or T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the Variable Account by vote on October 12, 1993. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

Each Sub-Account has two sub-divisions. One sub-division applies to Policies during the first ten Policy years, which are subject to the administrative charge. After the tenth Policy year, we automatically allocate a Policy to the second sub-division to which the charge does not apply.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST
Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Twelve investment portfolios ("Funds") of AIT are currently available under the Policy.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees, in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"). Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

AIM VARIABLE INSURANCE FUNDS
AIM Variable Insurance Funds ("AIM"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. The investment advisor for the AIM V.I. Aggressive Growth Fund, is A I M Advisors, Inc. ("AIM Advisors"). AIM Advisors was organized in 1976 and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. Two of its separate investment portfolios are currently available under the Policies: the Alliance Growth and Income Portfolio and the Alliance Premier Growth Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and is registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Policies: Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP High Income Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the Funds' investment managers and their affiliates manage over $266.3 billion (as of December 31, 2001) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. Franklin Mutual Advisers, LLC is the investment adviser to the FT VIP Mutual Shares Securities Fund.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.

JANUS ASPEN SERIES
Janus Aspen Series ("Janus") is an open-end, management investment company registered with the SEC. It was organized as a Delaware Business trust on May 20, 1993. Janus Capital is the investment adviser of Janus. One of its investment portfolios is available under the Policy: Janus Aspen Growth Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, was founded in 1979. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $24.4 billion (as of December 31, 2001) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Policy: T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of the Funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE AIT, AIM, ALLIANCE, FIDELITY VIP, FT VIP, INVESCO VIF, JANUS AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THE PROSPECTUSES OF THE AIT, AVIF, ALLIANCE, FIDELITY VIP, FT VIP, INVESCO VIF, JANUS ASPEN AND T. ROWE PRICE CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the Funds are available on request. The investment objectives of the Funds may not be achieved. Policy Value may be less than the aggregate payments made under the Policy.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The Sub-Adviser for the AIT Equity Index Fund is Allmerica Asset Management, Inc.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the AIT Money Market Fund.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Massachusetts Financial Services Company and Jennison Associates LLC.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Sub-Adviser for the Select Capital Appreciation Fund is T. Rowe Price Associates, Inc.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The Sub-Adviser for the AIT Select Investment Grade Income Fund is Allmerica Asset Management, Inc.

AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation. The Sub-Adviser for the Select Strategic Growth Fund is TCW Investment Management Company.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities. The Sub-Advisers for the Select Strategic Income Fund are Western Asset Management Company and Western Asset Management Company Limited.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital.

ALLIANCE GROWTH AND INCOME PORTFOLIO -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.

ALLIANCE PREMIER GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising S&P 500.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.

FT VIP FRANKLIN SMALL CAP FUND -- seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.

FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation. Its secondary goal is income. The Fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

INVESCO VIF HEALTH SCIENCES FUND -- seeks capital growth.

JANUS ASPEN GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, INC. -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your Written Request within 60 days of the LATEST of the:

    - Effective date of the change in the investment policy OR

    - Receipt of the notice of your right to transfer.

CERTAIN UNDERLYING FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

                                   THE POLICY

MARKET TIMERS

The Policies are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Policies.

In order to prevent "market timing" activities that may harm or disadvantage other Policy Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. If any of these actions are taken, the Company will notify the market timer as soon as practicable.

APPLYING FOR A POLICY

We offer Policies to applicants 80 years old and under. After receiving a completed application or enrollment form from a prospective Policy Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy Owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force.

If you made payments before the date of issuance and acceptance, we will allocate the payments to the AIT Money Market Fund within two business days of receipt of the payments at our Principal Office. If the Policy is not issued and accepted, we will return to you the GREATER of:

- Your payments OR

- The value of the amount allocated to the AIT Money Market Fund, which will be net of mortality and expense risk charges, administrative charges and fund expenses.

If your application or enrollment form is approved and the Policy is issued and accepted, we will allocate your Policy Value on issuance and acceptance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE

POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the AIT Money Market Fund. This allocation to the AIT Money Market Fund will be for:

    - 14 days from issuance and acceptance, except as described below

    - 24 days from issuance and acceptance for replacements in states with an extended right to examine

    - 34 days from issuance and acceptance for California citizens age 60 and older, who have an extended right to examine.

After this, we will allocate all amounts according to your investment choices.

FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when the law so requires for the replacement of insurance and 30 days for California citizens age 60 and older) OR

    - 10 days after we mail to you a notice of withdrawal right or

    - 60 days after your receive the Policy, if the Policy was purchased in New York as a replacement for an existing Policy.

If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank. Where required by state law, your refund will be the GREATER of

    - Your entire payment OR

    - The Policy Value PLUS deductions under the Policy or by the Funds for taxes, charges or fees

If your Policy does not provide for a full refund, or if you purchased to Policy in New York as a replacement, you will receive

    - Amounts allocated to the Fixed Account PLUS

    - The Policy Value in the Variable Account PLUS

    - All fees, charges and taxes which have been imposed

We may delay a refund of any payment made by check until the check has cleared your bank.

After an increase in Face Amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the LATEST of:

    - 45 days after the application or enrollment form for the increase is signed

    - 10 days after you receive the new Policy specification pages issued for the increase or

    - 10 days after we mail or deliver a notice of withdrawal rights to you

On canceling the increase, you will receive a credit to your Policy Value of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the date of issue or an increase in Face Amount, you can convert your Policy into a Fixed Policy by transferring all Policy Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the valuation period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum payment allowed is $50.

The Policy does not limit payments as to frequency and number. No payment may be less than $100 without our consent. Payments must be sufficient to provide a positive Surrender Value at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT. During the first 48 Policy months following the date of issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or Policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, the addition or deletion of a Rider, or a change between the Level Option and Adjustable Option. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of the payments greater than that amount. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the fixed account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. You may have allocations in up to 20 sub-accounts at one time. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25

The policy value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. You should periodically review your allocations of payments and policy value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. We will make transfers at your Written Request or telephone request, as described below. Transfers are effected at the value next computed after receipt of the transfer order. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.)

TELEPHONE REQUESTS
You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITATIONS
The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum or maximum amount that may be transferred,

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - Minimum period between transfers, and

    - Maximum number of transfers in a period.

Transfers to and from the Fixed Account are currently permitted only if:

    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Policy Value under the Policy.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. We also reserve the right to limit the number of free transfers in a Policy year to six. Any transfers made for a conversion privilege, Policy loan or material change in investment policy will not count toward the 12 free transfers.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may apply for automatic transfers:

    - From the AIT Money Market Sub-Account to one or more of the other Sub-Accounts on a monthly, quarterly or semiannual schedule ("Dollar-Cost Averaging Option")

    - To reallocate Policy Value among the Sub-Accounts on a quarterly, semiannual or annual schedule ("Automatic Rebalancing Option").

Each automatic transfer must be at least $100. We will process automatic transfers on the 15th of each scheduled month. If the 15th is not a business day or is the monthly processing date, we will process the automatic transfer on the next business day.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Policy year. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is also free, and does not reduce the remaining number of transfers that are free in a Policy year.

DEATH BENEFIT

The Policy provides two death benefit options: The Level Option and the Adjustable Option (for more information, see LEVEL OPTION AND ADJUSTABLE OPTION). If the Policy is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit under the applicable death benefit option to the named Beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.

Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit provided under the Level Option or Adjustable Option, whichever is elected and in effect on the date of death PLUS

    - Any other insurance on the Insured's life that is provided by Rider MINUS

    - Any Outstanding Loan, partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges through the Policy month in which the Insured dies

After the Final Payment Date, the Net Death Benefit is:

    - The Policy Value MINUS

    - Any Outstanding Loan

Where permitted by state law, we will compute the Net Death Benefit on

- The date we receive due proof of the Insured's death under the Adjustable Option OR

- The date of death for the Level Option.

If required by state law, we will compute the Net Death Benefit on the date of death for the Adjustable Option as well as for the Level Option.

LEVEL OPTION AND ADJUSTABLE OPTION

The Policy provides two Death Benefit options: the Level Option and Adjustable Option. You choose the desired option in the application or enrollment form. You may change the option once per Policy year by Written Request. There is no charge for a change in option.

Under the Level Option, the Death Benefit is the GREATER of the:

    - Face Amount OR

    - Guideline Minimum Sum Insured

Under the Adjustable Option, the Death Benefit is the GREATER of the:

    - Face Amount plus Policy Value OR

    - Guideline Minimum Sum Insured

Under both the Level Option and Adjustable Option, the Death Benefit provides insurance protection. Under the Level Option, the Death Benefit is level unless the Guideline Minimum Sum Insured exceeds the Face Amount; then, the Death Benefit varies as the Policy Value changes. Under the Adjustable Option, the Death Benefit always varies as the Policy Value changes.

At any Face Amount, the Death Benefit will be greater under the Adjustable Option than under the Level Option because the Policy Value is added to the Face Amount and included in the Death Benefit. However, the monthly insurance protection charge will be greater. Therefore, Policy Value will accumulate at a slower rate than under the Level Option.

If you desire to have payments and investment performance reflected in the Death Benefit, you should choose the Adjustable Option. If you desire to have payments and investment performance reflected to the maximum extent in the Policy Value, you should select the Level Option.

GUIDELINE MINIMUM SUM INSURED -- The Guideline Minimum Sum Insured is a percentage of the Policy Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum Insured is computed based on federal tax regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

ILLUSTRATION OF THE LEVEL OPTION -- In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

Under the Level Option, a Policy with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Policy Value, if the Policy Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the Death Benefit by $2.50. For example, a Policy with a Policy Value of $50,000 will have a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50); Policy Value of $60,000 will produce a Guideline Minimum Sum Insured of $150,000 ($60,000 X 2.50); and Policy Value of $75,000 will produce a Guideline Minimum Sum Insured of $187,500 ($75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. If, however, the product of the Policy Value times the applicable percentage from the table in APPENDIX A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the Death Benefit by $1.85.

ILLUSTRATION OF THE ADJUSTABLE OPTION -- In this illustration, assume that the Insured is under the age of 40 and that there is no Outstanding Loan.

Under the Adjustable Option, a Policy with a Face Amount of $100,000 will produce a Death Benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of $10,000 will produce a Death Benefit of $110,000 ($100,000 + $10,000); Policy Value of $25,000 will produce a Death Benefit of $125,000 ($100,000 + $25,000); Policy Value of $50,000 will produce a Death Benefit of $150,000 ($100,000 + $50,000). However, the Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50. For example, if the Policy Value is $70,000, the Guideline Minimum Sum Insured will be $175,000 ($70,000 X 2.50); Policy Value of $80,000 will produce a Guideline Minimum Sum Insured of $200,000 ($80,000 X 2.50); and Policy Value of $90,000 will produce a Guideline Minimum Sum Insured of $225,000 ($90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If, however, the product of the Policy Value times the applicable percentage is less than the Face Amount plus Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the Death Benefit must be at least
1.85 times the Policy Value. The Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the Death Benefit by $1.85.

CHANGE TO LEVEL OPTION OR ADJUSTABLE OPTION

You may change the Death Benefit option once each Policy year by Written Request. Changing options will not require evidence of insurability. The change takes effect on the monthly processing date on or following the date of receipt of the Written Request. We will impose no charge for changes in Death Benefit options.

If you change the Level Option to the Adjustable Option, we will decrease the Face Amount to equal:

    - The Death Benefit MINUS

    - The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $40,000. After the change from the Level Option to the Adjustable Option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount unless the Guideline Minimum Sum Insured applies.

If you change the Adjustable Option to the Level Option, we will increase the Face Amount by the Policy Value on the date of the change. The Death Benefit will be the GREATER of:

    - The new Face Amount or

    - The Guideline Minimum Sum Insured

After the change from the Adjustable Option to the Level Option, an increase in Policy Value will reduce the insurance protection amount and the monthly insurance protection charge. A decrease in Policy Value will increase the insurance protection amount and the monthly insurance protection charge.

A change in Death Benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

CHANGE IN FACE AMOUNT

You may increase or decrease the Face Amount by Written Request. An increase or decrease in the Face Amount takes effect on the LATEST of the:

    - The monthly processing date on or next following date of receipt of your Written Request OR

    - The date of approval of your Written Request, if evidence of insurability is required

INCREASES -- You must submit with your Written Request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches age 80. A Written Request for an increase must include a payment if the Surrender Value is less than the sum of:

    - $50 PLUS

    - Two minimum monthly payments

On the effective date of each increase in Face Amount, we will deduct a transaction charge of $40 from Policy Value for administrative costs. We will also compute a surrender charge for the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the monthly insurance protection charges.

After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES -- You may decrease the Face Amount by Written Request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount in force after a decrease is $40,000. We may limit the decrease or return Policy Value to you, as you choose, if the Policy would not comply with the maximum payment limitation under federal tax law. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increase successively; and

    - the initial Face Amount.

On a decrease in the Face Amount, we will deduct any surrender charge. You may allocate the deduction to one Sub-Account. If you make no allocation, we will make a Pro-rata Allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of your Policy. It is the SUM of:

    - Your accumulation in the Fixed Account PLUS

    - The value of your units in the Sub-Accounts

There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the Fixed Account

    - Investment performance of your Sub-Accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - The Death Benefit option

COMPUTING POLICY VALUE -- We compute the Policy Value on the date of issue and on each valuation date. On the date of issue, the Policy Value is:

    - The value of the amount allocated to the money market fund, net of mortality and expense risk charges, administrative charges and fund expenses (see THE POLICY -- "Applying for a Policy"), MINUS

    - The monthly insurance protection charge due

On each valuation date after the date of issue, the Policy Value is the SUM of:

    - Accumulations in the Fixed Account PLUS

    - The SUM of the PRODUCTS of:

       - The number of units in each Sub-Account TIMES

       - The value of a unit in each Sub-Account on the valuation date

THE UNIT -- We allocate each net payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as units. Units are credited separately for each Sub-Account.

The number of units of each Sub-Account credited to the Policy is the QUOTIENT of:

    - That part of the net payment allocated to the Sub-Account DIVIDED by

    - The dollar value of a unit on the valuation date the payment is received at our Principal Office

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a Sub-Account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a Sub-Account varies from valuation date to valuation date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the fund in which the Sub-Account invests. The value of each unit was set at $1.00 on the first valuation date of each Sub-Account. The value of a unit on any valuation date is the PRODUCT of:

    - The dollar value of the unit on the preceding valuation date TIMES

    - The net investment factor

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a Sub-Account during the valuation period just ended. The net investment factor for each Sub-Account is 1.0000 PLUS the QUOTIENT of:

    - The investment income of that Sub-Account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

    - The value of that Sub-Account's assets at the beginning of the valuation period MINUS

    - The mortality and expense risk charge for each day in the valuation period currently at an annual rate of 0.65% of the daily net asset value of that Sub-Account AND

    - The administrative charge for each day in the valuation period at an annual rate of 0.15% of the daily net asset value of that Sub-Account (only during the first ten Policy years)

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the monthly insurance protection

SURRENDER

You may surrender the Policy and receive its Surrender Value. The Surrender Value is:

    - The Policy Value MINUS

    - Any Outstanding Loan and surrender charges

We will compute the Surrender Value on the valuation date on which we receive the Policy with a Written Request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the date of issue or increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS. If the Policy is issued in connection with a Section 403(b) Plan, your surrender rights may be restricted. See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the Surrender Value of your Policy on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-rata Allocation. Each partial withdrawal must be at least $500. Under the Level Option, the Face Amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the Level Option Face Amount below $40,000.

On a partial withdrawal from a Sub-Account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND
DEDUCTIONS --"Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of Written Request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS. If the Policy is issued in connection with a Section 403(b) Plan, your withdrawal rights may be restricted. See FEDERAL TAX CONSIDERATIONS --"Policies Issued in Connection with TSA Plans."

PAID-UP INSURANCE OPTION

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount, up to the Face Amount of the Policy, that the Surrender Value can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICY OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit will be computed differently from the Net Death Benefit and the Death Benefit options will not apply

    - We will not allow transfers of Policy Value from the Fixed Account back to the Variable Account

    - You may not make further payments

    - You may not increase or decrease the Face Amount or make partial withdrawals

    - Riders will continue only with our consent

You may, after electing Paid-Up Insurance, surrender the Policy for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained age. The net cash value is the cash value less any Outstanding Loan. We will transfer the Policy Value in the Variable Account to the Fixed Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Policy often will become a modified endowment contract. If a Policy becomes a modified endowment contract, Policy loans or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Policies."

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                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

PAYMENT EXPENSE CHARGE

Currently, we deduct 2.75% of each payment as a payment expense charge. This charge includes a:

    - Current premium tax deduction of 1.25%

    - Current deferred acquisition costs ("DAC tax") deduction of 1.0%

    - Front-end sales load of 0.5%

The 1.25% premium tax deduction approximates our average expenses for state and local premium taxes. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.0% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 0.5% front-end sales load from each payment partially to compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 0.5% front-end sales load will not change, even if sales expenses change.

MONTHLY INSURANCE PROTECTION CHARGES

Before the Final Payment Date, we will deduct a monthly insurance protection charge from your Policy Value. This charge is the cost for insurance protection under the Policy, including optional insurance benefits provided by Rider.

We deduct the monthly insurance protection charge on each monthly processing date starting with the date of issue. You may allocate monthly insurance protection charges to one Sub-Account. If you make no allocation, we will make a Pro-rata Allocation. If the Sub-Account you chose does not have sufficient Funds to cover the monthly insurance protection charges, we will make a Pro-rata Allocation. We will deduct no monthly insurance protection charges on or after the Final Payment Date.

COMPUTING MONTHLY INSURANCE PROTECTION CHARGES -- We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying Net Death Benefits under the Policies. The charge is computed monthly for the initial Face Amount and for each increase in Face Amount. Monthly insurance protection charges can vary.

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For the initial Face Amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The DIFFERENCE between

       - The initial Face Amount AND

       - The Policy Value (MINUS any Rider charges) at the beginning of the Policy month

Under the Level Option, the monthly insurance protection charge decreases as the Policy Value increases if the Guideline Minimum Sum Insured is not in effect.

For the initial Face Amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The initial Face Amount

For each increase in Face Amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The DIFFERENCE between

       - The increase in Face Amount AND

       - Any Policy Value (MINUS any Rider charges) GREATER than the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase

For each increase in Face Amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The increase in Face Amount

If the Guideline Minimum Sum Insured is in effect under either Option, we will compute a monthly insurance protection charge for that part of the Death Benefit subject to the Guideline Minimum Sum Insured that exceeds the current Death Benefit not subject to the Guideline Minimum Sum Insured. This charge is the PRODUCT of:

    - The insurance protection rate for the initial Face Amount TIMES

    - The DIFFERENCE between

    - The Guideline Minimum Sum Insured AND

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    - The GREATER of:

       - The Face Amount OR the Policy Value, if you selected the Level Option or

       - the Face Amount PLUS the Policy Value, if you selected the Adjustable Option

We will adjust the monthly insurance protection charge for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount: Decreases."

INSURANCE PROTECTION RATES -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial Face Amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in Face Amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total Face Amount.

CHARGES AGAINST OR REFLECTED IN THE ASSETS OF THE VARIABLE ACCOUNT

We assess each Sub-Account with a charge for mortality and expense risks we assume and, during the first ten Policy years, a charge for administrative expenses of the Variable Account. Fund expenses are also reflected in the Variable Account.

ADMINISTRATIVE CHARGE -- During the first ten Policy years, we impose a daily charge at an annual rate of 0.15% of the average daily net asset value in each Sub-Account. The charge is to help reimburse us for administrative expenses incurred in the administration of the Variable Account and the Sub-Accounts. It is not expected to be a source of profit. The administrative functions and expenses we assume for the Variable Account and the Sub-Accounts include:

    - Clerical, accounting, actuarial and legal services

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    - Rent, postage, telephone, office equipment and supplies,

    - The expenses of preparing and printing registration statements and prospectuses (not allocable to sales expense)

    - Regulatory filing fees and other fees We do not assess the administrative charge after the tenth Policy year.

MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The Company may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

FUND EXPENSES -- The value of the units of the Sub-Accounts will reflect the investment advisory fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of the Underlying Funds contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

The Policy's contingent surrender charge is a deferred administrative charge and a deferred sales charge. The deferred administrative charge is designed to reimburse us for the administrative costs of product research and development, underwriting, Policy administration and surrendering the Policy. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

We compute the surrender charge on date of issue and on any increase in Face Amount. The surrender charge applies for ten years from date of issue or increase in Face Amount. We impose the surrender charge only if, during its duration, you request a full surrender or a decrease in Face Amount.

The maximum surrender charge includes a:

    - Deferred administrative charge of $8.50 per thousand dollars of the initial Face Amount or increase

    - Deferred sales charge of 28.5% of payments received or associated with the increase up to the Guideline Annual Premium for the increase

The maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount or increase because of state-imposed limits. The maximum surrender charge is level for the first 24 Policy months and then reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

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Payments associated with an increase equal that part of the payments made on or after the increase that are allocated to the increase. We allocate payments based on relative Guideline Annual Premium payments. For example, assume that the Guideline Annual Premium is $1,500 before an increase and is $2,000 with the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future payments would also be allocated 75% to the initial Face Amount and 25% to the increase.

If more than one surrender charge is in effect because of one or more increases in Face Amount, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases, and so on

    - Third, the initial Face Amount.

A surrender charge may be deducted on a decrease in the Face Amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

    - The decrease DIVIDED by the current Face Amount TIMES

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

See APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES for examples of how we compute the maximum surrender charge.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Policy Value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to;

    - 10% of the Policy Value MINUS

    - The total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal")

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the Policy's outstanding surrender charge by the partial withdrawal charge deducted, proportionately reducing the deferred sales and administrative charges. The partial withdrawal charge deducted will decrease existing surrender charges in inverse order.

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TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of Policy Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from date of issue or increase

    - A transfer to the Fixed Account to secure a loan

    - A reallocation of Policy Value within 20 days of the date of issue

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase in Face Amount, we will deduct a transaction charge of $40 from Policy Value to reimburse us for the administrative costs of the change.

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of monthly insurance protection charges among the various Sub-Accounts and the Fixed Account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your Policy Value. The total amount you may borrow, including any Outstanding Loan, is the Loan Value. In the first Policy year, the Loan Value is 75% of:

    - The Policy Value MINUS

    - Any surrender charges, unpaid monthly insurance protection charges and Outstanding Loan interest through the end of the Policy year

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After the first Policy year, the Loan Value is 90% of:

    - The Policy Value MINUS

    - Any surrender charges

There is no minimum loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer Policy Value in each Sub-Account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 6.0% (at least 8.0% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.

If you are a participant under a Section 403(b) TSA plan and purchased the Policy in connection with the plan, your Policy loan rights are limited. See "Policies Issued in Connection with TSA Plans" below, and FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PREFERRED LOAN OPTION

This option is available to you upon Written Request after the first Policy year. You may change a preferred loan to a non-preferred loan at any time upon written request. It may be revoked by you at any time.

The preferred loan option is available during Policy years 2-10 only if your Policy Value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the Loan Value as you request. The guaranteed annual interest rate credited to the Policy Value securing a preferred loan is at least 8%.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

LOAN INTEREST CHARGED

The Company charges interest on loans at an annual rate that is guaranteed not to exceed 8.0%. Interest accrues daily. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

If the Outstanding Loan exceeds the Policy Value less the surrender charge, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

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EFFECT OF POLICY LOANS

Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

    - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

    - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

    - The sum of all Outstanding Loan balances for all loans from all of your TSA plans may not exceed the lesser of:

        - $50,000 reduced by the excess (if any) of

        - the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus

        - the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

        OR

    - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA
Plans."

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN.

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                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The Policy will terminate if:

    - Surrender Value is insufficient to cover the next monthly insurance protection charge plus loan interest accrued OR

    - Outstanding Loan exceeds the Policy Value less surrender charges

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly insurance protection charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the date of issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Surrender Value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. A Policy change that causes a change in the minimum monthly payment is a change in the Face Amount or the addition or deletion of a Rider. Except for the first 48 months after the date of issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the date of issue or increase in the Face Amount, you must pay the lesser of:

    - The minimum monthly payment for the three months beginning on the date of reinstatement

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                                          OR

    - the SUM of:

        - The amount by which the surrender charge on the date of reinstatement exceeds the Policy Value on the date of default PLUS

        - Monthly insurance protection charges for the three months beginning on the date of reinstatement

If you request reinstatement more than 48 monthly processing dates from the date of issue or increase in the Face Amount, you must pay the sum shown above without regard to the three months of minimum monthly payments.

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SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the Policy remained in force from the date of issue.

POLICY VALUE ON REINSTATEMENT -- The Policy Value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office PLUS

    - The Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

    - The monthly insurance protection charges due on the date of reinstatement

You may reinstate any Outstanding Loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy Owner has been named in the application or enrollment form. As Policy Owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable Beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policy Owner (or the Policy Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and received at the Principal Office. Once received, the request will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is received by the Company. We are not responsible for determining the validity of any assignment or release.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the date of issue. Also, we cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

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SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the Beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the Beneficiary the monthly insurance protection charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent monthly insurance protection charge would have purchased for the correct age and sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

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Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Policy Value to the Death Benefit. So long as the Policies are life insurance contracts, the Net Death Benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in Policy Value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

A surrender, partial withdrawal, change in the Death Benefit option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or Beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

DIVERSIFICATION

Federal tax law requires that the investment of each Sub-Account funding the Policies be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the Variable Account.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity ("TSA") plans of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions under Section 403(b) of the Code. The Policy Owner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Section 403(b) of the Code. A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See POLICY LOANS -- "Policies Issued in Connection with TSA Plans."

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance policy by the employer as part of a TSA plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance policy will not result in current taxation of the premium payments for the life insurance policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, you may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy, but there are certain additional limitations; see POLICY LOANS -- "Policies Issued in Connection with TSA Plans." However, if a Policy loan does not comply with the requirements of Code Section 72(p), your TSA plan may become disqualified and Policy Values may be includible in current income.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

    - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level annual payments.

In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and Beneficiary.

All modified endowment contracts issued by the same insurance company to the same policy owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each Sub-Account holds according to instructions received from Policy Owners with Policy Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy owner's Policy Value in the Sub-Account divided by

    - The net asset value of one share in the fund in which the assets of the Sub-Account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President (since 1984)
  Director and Vice President         of First Allmerica
Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller
Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica
Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary                           Allmerica; Counsel (since 1996) of First Allmerica;
                                      Attorney (1991-1996) of Nutter, McClennen & Fish
J. Kendall Huber                      Director, Vice President and General Counsel (since
  Director, Vice President and        2000) of First Allmerica; Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President and Deputy
                                      General Counsel(1998-1999) of Legg Mason, Inc.; Vice
                                      President and DeputyGeneral Counsel (1995-1998) of
                                      USF&G Corporation
Mark A. Hug                           Director (since 2001) and Vice President (since 2000)
  Director and Vice President         of First Allmerica; Senior Vice President of Life and
                                      Annuity Products(2001) for The Equitable Life
                                      Assurance Society
John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  Director (since 1996) and President (since 1995) of
                                      Allmerica Asset Management, Inc.
Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Vice President and Treasurer        2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) ofMerrill Lynch & Co.
John F. O'Brien                       Director, President and Chief Executive Officer
  Director, President and Chief       (since 1989) of First Allmerica
  Executive Officer
Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President and Chief  Vice President (since 1993) and Treasurer (1993-2000)
  Financial Officer                   of First Allmerica
Richard M. Reilly                     Director (since 1996); Vice President (1990-2001) and
  Director and Senior Vice President  Senior Vice President (since 2001) of First
                                      Allmerica; Director(since 1990), President and Chief
                                      Executive Officer (1995-2001) of Allmerica Financial
                                      Life Insurance and AnnuityCompany; Director and
                                      President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.
Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director and Vice President         Allmerica; Chief Executive Officer (1996 to 1998) of
                                      TravelersProperty & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company
Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (1996-1998) of Travelers
                                      Property & Casualty; Director of Geico Team
                                      (1983-1996) of Aetna Life & Casualty

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Policy commissions and an expense allowance based on a compensation schedule. After the date of issue or an increase in Face Amount, compensation generally will be 90% of the first-year payments up to a payment amount we established and 4% of any excess. Commissions generally will be 4% for subsequent payments. However, we may pay higher amounts under certain circumstances. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through:

    - The front-end sales load

    - The deferred sales charge

    - Investment earnings on amounts allocated under the Policies to the Fixed Account

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in Death Benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. It will also set forth the status of the Death Benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account and the Underlying Funds as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a Sub-Account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Underlying Funds are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company and the Underlying Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed funding. If the Trustees conclude that separate Funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other Sub-Accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus parts of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the fixed account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is an effective annual yield of 4.0% compounded daily. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.

Policy loans may also be made from the policy value in the Fixed Account. We will credit that part of the policy value that is equal to any outstanding loan with interest at an effective annual yield of at least 6.0% (8.0% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, net death benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we will deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the financial statements of the Allmerica Select Separate Account II of the Company as of December 31, 2001 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS


Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The Guideline Minimum Sum Insured is a percentage of the Policy Value as set forth below, according to federal tax regulations:

                         GUIDELINE MINIMUM SUM INSURED

                      Age of Insured                        Percentage of
                     on Date of Death                       Policy Value
                     ----------------                       ------------
  40 and under............................................      250%
  41......................................................      245%
  42......................................................      240%
  43......................................................      235%
  44......................................................      220%
  45......................................................      215%
  46......................................................      209%
  47......................................................      203%
  48......................................................      197%
  49......................................................      191%
  50......................................................      185%
  51......................................................      178%
  52......................................................      171%
  53......................................................      164%
  54......................................................      157%
  55......................................................      150%
  56......................................................      146%
  57......................................................      142%
  58......................................................      138%
  59......................................................      134%
  60......................................................      130%
  61......................................................      128%
  62......................................................      126%
  63......................................................      124%
  64......................................................      122%
  65......................................................      120%
  70......................................................      115%
  71......................................................      113%
  72......................................................      111%
  73......................................................      109%
  74......................................................      107%
  75-90...................................................      105%
  91......................................................      104%
  92......................................................      103%
  93......................................................      102%
  94......................................................      101%
  95 and above............................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative. Certain riders may not be available in all states.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value each month an amount you selected or the amount needed to pay the monthly insurance protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT

This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

This Rider allows you to use the Policy to insure a different person, subject to our guidelines.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the Beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the Beneficiary may select an option when the Net Death Benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's Death Benefit and Policy Value could vary over an extended period of time. On request, we will provide a comparable illustration based on the proposed Insured's Age, sex, and underwriting class, and the requested Face Amount, Death Benefit option and Riders.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Allmerica Select II Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the premiums paid were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES
The amounts shown in the tables take into account the deduction of the payment expense charge, the monthly deduction from Policy Value, the daily charge against the Variable Account for mortality and expense risks and for the Variable Account administrative charge (for the first ten Policy years). In the Current Cost of Insurance tables, the Variable Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the Variable Account charges are equivalent to an effective annual rate of 0.95% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.80% thereafter.

EXPENSES OF THE UNDERLYING FUNDS
The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 1.05% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 2001, ranged from an annual rate of 0.49% to an annual rate of 1.84% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 1.05% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

Through December 31, 2002, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for

AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001. In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.

For FT VIP Franklin Small Cap Fund, the managers have agreed in advance to make estimated reductions of 0.08% of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Including these reductions, the total annual fund operating expenses are estimated to be 1.01%.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT
Applying the mortality and expense risk charge, the administrative charge, and the average Fund advisory fees and operating expenses of 1.05% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.85%, 4.15% and 10.15%, respectively, during the first 10 Policy years and -1.70%, 4.30% and 10.30%, respectively, after that. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -2.00%, 4.00% and 10.15%, respectively, during the first 10 Policy years and -1.85%, 4.15% and 10.15%, respectively, after that.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

           PREMIUMS            HYPOTHETICAL 0%                HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST     -----------------------------  -----------------------------  ------------------------------
 POLICY      AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH
  YEAR   PER YEAR (1)     VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT
 ------  -------------  ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  --------
   1          4,410           0      3,219    250,000       116      3,438   250,000       337      3,659   250,000
   2          9,041       3,005      6,331    250,000     3,646      6,972   250,000     4,314      7,640   250,000
   3         13,903       6,408      9,318    250,000     7,674     10,584   250,000     9,049     11,959   250,000
   4         19,008       9,702     12,197    250,000    11,801     14,295   250,000    14,173     16,667   250,000
   5         24,368      12,871     14,950    250,000    16,012     18,091   250,000    19,708     21,787   250,000
   6         29,996      15,915     17,577    250,000    20,310     21,973   250,000    25,699     27,362   250,000
   7         35,906      18,823     20,070    250,000    24,689     25,936   250,000    32,186     33,433   250,000
   8         42,112      21,585     22,417    250,000    29,141     29,972   250,000    39,213     40,044   250,000
   9         48,627      24,193     24,608    250,000    33,660     34,076   250,000    46,830     47,246   250,000
   10        55,469      26,630     26,630    250,000    38,236     38,236   250,000    55,094     55,094   250,000
   11        62,652      28,932     28,932    250,000    42,914     42,914   250,000    64,124     64,124   250,000
   12        70,195      31,117     31,117    250,000    47,734     47,734   250,000    74,062     74,062   250,000
   13        78,114      33,189     33,189    250,000    52,708     52,708   250,000    85,018     85,018   250,000
   14        86,430      35,148     35,148    250,000    57,845     57,845   250,000    97,110     97,110   250,000
   15        95,161      36,989     36,989    250,000    63,151     63,151   250,000   110,471    110,471   250,000
   16       104,330      38,707     38,707    250,000    68,633     68,633   250,000   125,249    125,249   250,000
   17       113,956      40,300     40,300    250,000    74,300     74,300   250,000   141,615    141,615   250,000
   18       124,064      41,758     41,758    250,000    80,159     80,159   250,000   159,762    159,762   250,000
   19       134,677      43,074     43,074    250,000    86,217     86,217   250,000   179,907    179,907   250,000
   20       145,821      44,239     44,239    250,000    92,485     92,485   250,000   202,303    202,303   250,000
 Age 60      95,161      36,989     36,989    250,000    63,151     63,151   250,000   110,471    110,471   250,000
 Age 65     145,821      44,239     44,239    250,000    92,485     92,485   250,000   202,303    202,303   250,000
 Age 70     210,477      47,846     47,846    250,000   127,699    127,699   250,000   354,047    354,047   410,694
 Age 75     292,995      45,596     45,596    250,000   170,815    170,815   250,000   599,920    599,920   641,914

(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

           PREMIUMS            HYPOTHETICAL 0%                HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST     -----------------------------  -----------------------------  ------------------------------
 POLICY      AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH
  YEAR   PER YEAR (1)     VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT
 ------  -------------  ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  --------
   1          4,410           0      3,213    250,000       111      3,433   250,000       331      3,653   250,000
   2          9,041       2,989      6,315    250,000     3,630      6,955   250,000     4,297      7,623   250,000
   3         13,903       6,369      9,279    250,000     7,633     10,543   250,000     9,005     11,915   250,000
   4         19,008       9,645     12,139    250,000    11,737     14,231   250,000    14,100     16,595   250,000
   5         24,368      12,791     14,870    250,000    15,918     17,997   250,000    19,598     21,677   250,000
   6         29,996      15,785     17,448    250,000    20,155     21,818   250,000    25,515     27,178   250,000
   7         35,906      18,657     19,904    250,000    24,483     25,730   250,000    31,930     33,177   250,000
   8         42,112      21,385     22,217    250,000    28,879     29,711   250,000    38,872     39,704   250,000
   9         48,627      23,947     24,362    250,000    33,327     33,742   250,000    46,379     46,794   250,000
   10        55,469      26,319     26,319    250,000    37,805     37,805   250,000    54,494     54,494   250,000
   11        62,652      28,138     28,138    250,000    41,969     41,969   250,000    62,966     62,966   250,000
   12        70,195      29,754     29,754    250,000    46,164     46,164   250,000    72,210     72,210   250,000
   13        78,114      31,172     31,172    250,000    50,398     50,398   250,000    82,329     82,329   250,000
   14        86,430      32,371     32,371    250,000    54,658     54,658   250,000    93,419     93,419   250,000
   15        95,161      33,330     33,330    250,000    58,929     58,929   250,000   105,591    105,591   250,000
   16       104,330      34,025     34,025    250,000    63,198     63,198   250,000   118,981    118,981   250,000
   17       113,956      34,436     34,436    250,000    67,453     67,453   250,000   133,748    133,748   250,000
   18       124,064      34,539     34,539    250,000    71,683     71,683   250,000   150,080    150,080   250,000
   19       134,677      34,285     34,285    250,000    75,856     75,856   250,000   168,190    168,190   250,000
   20       145,821      33,595     33,595    250,000    79,919     79,919   250,000   188,331    188,331   250,000
 Age 60      95,161      33,330     33,330    250,000    58,929     58,929   250,000   105,591    105,591   250,000
 Age 65     145,821      33,595     33,595    250,000    79,919     79,919   250,000   188,331    188,331   250,000
 Age 70     210,477      22,219     22,219    250,000    98,045     98,045   250,000   325,112    325,112   377,130
 Age 75     292,995           0          0          0   108,256    108,256   250,000   542,123    542,123   580,071

(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 30
                                                SPECIFIED FACE AMOUNT = $100,000
                                                            SUM INSURED OPTION 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

           PREMIUMS            HYPOTHETICAL 0%                HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
           INTEREST     -----------------------------  -----------------------------  -------------------------------
 POLICY      AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH   SURRENDER   POLICY      DEATH
  YEAR   PER YEAR (1)     VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  -------------  ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  ---------
   1          2,100         689      1,767    101,767       801      1,879   101,879       914       1,991    101,991
   2          4,305       2,423      3,500    103,500     2,758      3,835   103,835     3,106       4,183    104,183
   3          6,620       4,260      5,202    105,202     4,930      5,873   105,873     5,656       6,599    106,599
   4          9,051       6,064      6,872    106,872     7,187      7,995   107,995     8,451       9,259    109,259
   5         11,604       7,826      8,500    108,500     9,520     10,193   110,193    11,504      12,177    112,177
   6         14,284       9,547     10,085    110,085    11,931     12,470   112,470    14,839      15,378    115,378
   7         17,098      11,237     11,641    111,641    14,437     14,841   114,841    18,500      18,904    118,904
   8         20,053      12,887     13,157    113,157    17,030     17,299   117,299    22,506      22,776    122,776
   9         23,156      14,498     14,632    114,632    19,712     19,846   119,846    26,893      27,027    127,027
   10        26,414      16,069     16,069    116,069    22,487     22,487   122,487    31,698      31,698    131,698
   11        29,834      17,488     17,488    117,488    25,256     25,256   125,256    36,875      36,875    136,875
   12        33,426      18,866     18,866    118,866    28,126     28,126   128,126    42,566      42,566    142,566
   13        37,197      20,203     20,203    120,203    31,102     31,102   131,102    48,825      48,825    148,825
   14        41,157      21,498     21,498    121,498    34,186     34,186   134,186    55,708      55,708    155,708
   15        45,315      22,750     22,750    122,750    37,380     37,380   137,380    63,278      63,278    163,278
   16        49,681      23,964     23,964    123,964    40,695     40,695   140,695    71,610      71,610    171,610
   17        54,265      25,132     25,132    125,132    44,126     44,126   144,126    80,772      80,772    180,772
   18        59,078      26,261     26,261    126,261    47,684     47,684   147,684    90,858      90,858    190,858
   19        64,132      27,351     27,351    127,351    51,376     51,376   151,376   101,963     101,963    201,963
   20        69,439      28,402     28,402    128,402    55,204     55,204   155,204   114,185     114,185    218,094
 Age 60     139,522      36,276     36,276    136,276   101,749    101,749   201,749   329,118     329,118    441,019
 Age 65     189,673      38,039     38,039    138,039   131,448    131,448   231,448   543,950     543,950    663,619
 Age 70     253,680      37,993     37,993    137,993   166,174    166,174   266,174   890,985     890,985  1,033,543
 Age 75     335,370      35,090     35,090    135,090   205,790    205,790   305,790  1,453,250  1,453,250  1,554,978

(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 30
                                                SPECIFIED FACE AMOUNT = $100,000
                                                            SUM INSURED OPTION 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

           PREMIUMS            HYPOTHETICAL 0%                HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
           INTEREST     -----------------------------  -----------------------------  -------------------------------
 POLICY      AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH   SURRENDER   POLICY      DEATH
  YEAR   PER YEAR (1)     VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  -------------  ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  ---------
   1          2,100         686      1,764    101,764       799      1,876   101,876       911       1,988    101,988
   2          4,305       2,415      3,492    103,492     2,749      3,826   103,826     3,097       4,174    104,174
   3          6,620       4,243      5,186    105,186     4,913      5,855   105,855     5,637       6,580    106,580
   4          9,051       6,038      6,846    106,846     7,157      7,965   107,965     8,418       9,225    109,225
   5         11,604       7,787      8,461    108,461     9,474     10,147   110,147    11,450      12,123    112,123
   6         14,284       9,493     10,031    110,031    11,866     12,404   112,404    14,759      15,298    115,298
   7         17,098      11,167     11,571    111,571    14,348     14,752   114,752    18,386      18,790    118,790
   8         20,053      12,798     13,067    113,067    16,911     17,181   117,181    22,350      22,619    122,619
   9         23,156      14,388     14,522    114,522    19,560     19,694   119,694    26,684      26,818    126,818
   10        26,414      15,936     15,936    115,936    22,297     22,297   122,297    31,425      31,425    131,425
   11        29,834      17,325     17,325    117,325    25,015     25,015   125,015    36,517      36,517    136,517
   12        33,426      18,675     18,675    118,675    27,833     27,833   127,833    42,112      42,112    142,112
   13        37,197      19,978     19,978    119,978    30,744     30,744   130,744    48,251      48,251    148,251
   14        41,157      21,244     21,244    121,244    33,763     33,763   133,763    55,000      55,000    155,000
   15        45,315      22,463     22,463    122,463    36,883     36,883   136,883    62,409      62,409    162,409
   16        49,681      23,636     23,636    123,636    40,109     40,109   140,109    70,544      70,544    170,544
   17        54,265      24,763     24,763    124,763    43,443     43,443   143,443    79,480      79,480    179,480
   18        59,078      25,834     25,834    125,834    46,879     46,879   146,879    89,284      89,284    189,284
   19        64,132      26,861     26,861    126,861    50,433     50,433   150,433   100,059     100,059    200,059
   20        69,439      27,833     27,833    127,833    54,098     54,098   154,098   111,889     111,889    213,708
 Age 60     139,522      33,522     33,522    133,522    96,483     96,483   196,483   316,098     316,098    423,572
 Age 65     189,673      32,205     32,205    132,205   120,581    120,581   220,581   515,269     515,269    628,628
 Age 70     253,680      25,893     25,893    125,893   144,228    144,228   244,228   829,031     829,031    961,676
 Age 75     335,370      11,554     11,554    111,554   163,343    163,343   263,343  1,325,400  1,325,400  1,425,400

(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E
                      COMPUTING MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the date of issue and on each increase in Face Amount. The maximum surrender charge is a:

    - Deferred administrative charge of $8.50 per $1,000 of initial Face Amount (or Face Amount increase) AND

    - Deferred sales charge of 28.5% of payments received up to the Guideline Annual Premium (GAP)

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the date of issue and on each increase in Face Amount are shown in the table below. During the first two Policy years following the date of issue or an increase in Face Amount, the surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge is level for the first 24 Policy months, reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

The Factors used to compute the maximum surrender charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or    Male       Male     Female     Female    Unisex     Unisex
increase  Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------   ---------   ------
   0          N/A      9.44        N/A      9.21        N/A      9.39
   1          N/A      9.43        N/A      9.20        N/A      9.38
   2          N/A      9.46        N/A      9.23        N/A      9.41
   3          N/A      9.49        N/A      9.25        N/A      9.45
   4          N/A      9.53        N/A      9.28        N/A      9.48
   5          N/A      9.57        N/A      9.31        N/A      9.52
   6          N/A      9.62        N/A      9.34        N/A      9.56
   7          N/A      9.66        N/A      9.38        N/A      9.61
   8          N/A      9.72        N/A      9.41        N/A      9.65
   9          N/A      9.77        N/A      9.45        N/A      9.71
   10         N/A      9.83        N/A      9.49        N/A      9.76
   11         N/A      9.89        N/A      9.53        N/A      9.82
   12         N/A      9.95        N/A      9.58        N/A      9.88
   13         N/A     10.02        N/A      9.62        N/A      9.94
   14         N/A     10.09        N/A      9.67        N/A     10.01
   15         N/A     10.16        N/A      9.72        N/A     10.07
   16         N/A     10.22        N/A      9.78        N/A     10.13
   17         N/A     10.29        N/A      9.83        N/A     10.20
   18        9.90     10.36       9.67      9.89       9.85     10.26
   19        9.95     10.43       9.72      9.95       9.90     10.33
   20       10.00     10.50       9.77     10.01       9.96     10.40
   21       10.06     10.58       9.82     10.07      10.01     10.48
   22       10.12     10.66       9.88     10.14      10.07     10.55
   23       10.19     10.75       9.94     10.21      10.13     10.64
   24       10.25     10.84      10.00     10.29      10.20     10.73

 Age at
issue or    Male       Male     Female     Female    Unisex     Unisex
increase  Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------   ---------   ------
   25       10.33     10.94      10.06     10.37      10.27     10.82
   26       10.41     11.04      10.13     10.46      10.35     10.92
   27       10.49     11.16      10.21     10.54      10.43     11.03
   28       10.58     11.28      10.28     10.64      10.52     11.15
   29       10.68     11.42      10.37     10.74      10.61     11.28
   30       10.78     11.56      10.45     10.84      10.71     11.41
   31       10.89     11.71      10.54     10.96      10.82     11.55
   32       11.00     11.87      10.64     11.07      10.93     11.70
   33       11.12     12.03      10.74     11.20      11.05     11.86
   34       11.25     12.21      10.85     11.33      11.17     12.03
   35       11.39     12.41      10.96     11.47      11.30     12.21
   36       11.54     12.61      11.08     11.61      11.44     12.40
   37       11.69     12.82      11.21     11.77      11.59     12.60
   38       11.85     13.05      11.34     11.93      11.75     12.82
   39       12.03     13.29      11.48     12.10      11.92     13.04
   40       12.21     13.54      11.63     12.28      12.09     13.28
   41       12.40     13.81      11.79     12.46      12.28     13.53
   42       12.61     14.09      11.95     12.66      12.47     13.79
   43       12.83     14.39      12.12     12.86      12.68     14.07
   44       13.06     14.71      12.30     13.07      12.90     14.36
   45       13.30     15.04      12.50     13.29      13.14     14.67
   46       13.56     15.39      12.70     13.53      13.38     14.99
   47       13.84     15.76      12.91     13.78      13.65     15.33
   48       14.13     16.16      13.14     14.04      13.93     15.69
   49       14.45     16.57      13.38     14.31      14.22     16.08
   50       14.78     17.02      13.64     14.60      14.54     16.48
   51       15.14     17.49      13.91     14.91      14.88     16.91
   52       15.52     17.99      14.20     15.23      15.24     17.37
   53       15.92     18.52      14.50     15.57      15.62     17.85
   54       16.35     19.08      14.82     15.93      16.03     18.36
   55       16.82     19.67      15.17     16.31      16.46     18.90
   56       17.31     20.29      15.53     16.71      16.93     19.47
   57       17.83     20.96      15.92     17.14      17.42     20.07
   58       18.39     21.66      16.34     17.60      17.95     20.70
   59       18.99     22.41      16.79     18.09      18.51     21.38
   60       19.63     23.20      17.28     18.62      19.11     22.10
   61       20.32     24.05      17.80     19.20      19.76     22.87
   62       21.06     24.96      18.37     19.81      20.46     23.68
   63       21.85     25.92      18.98     20.48      21.20     24.55
   64       22.69     26.94      19.63     21.18      22.00     25.47
   65       23.60     28.01      20.33     21.94      22.85     26.44
   66       24.57     29.15      21.08     22.74      23.77     27.46
   67       25.61     30.35      21.88     23.60      24.74     28.54
   68       26.73     31.63      22.75     24.52      25.80     29.69
   69       27.93     33.00      23.70     25.53      26.93     30.92
   70       29.23     34.46      24.74     26.63      28.16     32.24
   71       30.64     36.02      25.88     27.83      29.48     33.65
   72       32.13     37.70      27.13     29.15      30.90     35.17
   73       33.75     39.48      28.48     30.59      32.44     36.79

 Age at
issue or    Male       Male     Female     Female    Unisex     Unisex
increase  Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------   ---------   ------
   74       35.49     41.35      29.96     32.13      34.09     38.50
   75       37.33     43.32      31.56     33.79      35.85     40.30
   76       39.30     45.37      33.29     35.57      37.73     42.18
   77       41.40     47.52      35.16     37.48      39.74     44.16
   78       43.65     49.76      37.21     39.54      41.91     46.26
   79       46.08     52.15      39.45     41.79      44.25     48.51
   80       48.73     54.71      41.92     44.25      46.82     50.93

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,014.21. His maximum surrender charge is calculated as follows:

Maximum surrender charge per table (11.39 X 100)                       $1,139.00

During the first two Policy years after the date of issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred administrative charge                                   $850.00
        ($8.50/$1,000 of Face Amount)

    (2) Deferred sales charge                                             Varies
        (not to exceed 28.5% of Premiums received,  up to one GAP)
                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,139.00. All payments are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policy owner surrenders the Policy in the 10th Policy month, having paid total payments of $900. The surrender charge would be $1,106.50.

EXAMPLE 2:

Assume the Policy owner surrenders the Policy in the 60th month. Also assume that after the 24th Policy month, the maximum surrender charge decreases by 1/96 per month thereby reaching zero at the end of the 10th Policy year. In this example, the maximum surrender charge would be $711.88.

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1999. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence (Tables IA and IB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

In Table IA, performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, monthly insurance protection charges and surrender charges. We take a representative Policy Owner and assume that:

    - The Insured is a male Age 36, standard (non-smoker) underwriting class

    - The Policy Owner had allocations in each of the Sub-Accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy Owners and prospective Policy Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

In each table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2001. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2001
                         SINCE INCEPTION OF SUB-ACCOUNT
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Underwriting Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                               SUB-                                       10 YEARS
                                                              ACCOUNT        FOR YEAR                    OR LIFE OF
                                                             INCEPTION        ENDED            5         SUB-ACCOUNT
                                                               DATE          12/31/01        YEARS        (IF LESS)
AIT Equity Index Fund (Service Shares)                       05/01/01                 N/A    N/A                -99.33%
AIT Money Market Fund (Service Shares)                       01/04/99            -100.00%    N/A                -28.48%
AIT Select Aggressive Growth Fund (Service Shares)           01/04/99            -100.00%    N/A                -43.09%
AIT Select Capital Appreciation Fund (Service Shares)        01/04/99            -100.00%    N/A                -22.15%
AIT Select Emerging Markets Fund (Service Shares)            01/04/99            -100.00%    N/A                -38.51%
AIT Select Growth and Income Fund (Service Shares)           01/04/99            -100.00%    N/A                -37.86%
AIT Select Growth Fund (Service Shares)                      01/04/99            -100.00%    N/A                -43.98%
AIT Select International Equity Fund (Service Shares)        01/04/99            -100.00%    N/A                -38.63%
AIT Select Investment Grade Income Fund (Service Shares)     01/04/99            -100.00%    N/A                -27.58%
AIT Select Strategic Growth Fund (Service Shares)            01/04/99            -100.00%    N/A                -63.04%
AIT Select Strategic Income Fund (Service Shares)            05/01/01                 N/A    N/A                -99.33%
AIT Select Value Opportunity Fund (Service Shares)           01/04/99            -100.00%    N/A                -20.00%
AIM V.I. Aggressive Growth Fund                              05/01/01                 N/A    N/A                -99.33%
Alliance Growth and Income Portfolio (Class B)               05/01/01                 N/A    N/A                -99.33%
Alliance Premier Growth Portfolio (Class B)                  05/01/01                 N/A    N/A                -99.33%
Fidelity VIP Equity-Income Portfolio                         01/04/99            -100.00%    N/A                -30.70%
Fidelity VIP Growth Portfolio                                01/04/99            -100.00%    N/A                -34.56%
Fidelity VIP High Income Portfolio                           01/04/99            -100.00%    N/A                -48.03%
FT VIP Franklin Small Cap Fund (Class 2)                     05/01/01                 N/A    N/A                -99.33%
FT VIP Mutual Shares Securities Fund (Class 2)               05/01/01                 N/A    N/A                -99.33%
INVESCO VIF Health Sciences Fund                             05/01/01                 N/A    N/A                -99.33%
Janus Aspen Growth Portfolio (Service Shares)                05/01/01                 N/A    N/A                -99.33%
T. Rowe Price International Stock Portfolio                  01/04/99            -100.00%    N/A                -43.01%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                         SINCE INCEPTION OF SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                        SUB-                                             10 YEARS
                                                       ACCOUNT      FOR YEAR                            OR LIFE OF
                                                      INCEPTION       ENDED               5             SUB-ACCOUNT
                                                        DATE        12/31/01            YEARS            (IF LESS)
AIT Equity Index Fund (Service Shares)                05/01/01              N/A              N/A               -9.15%
AIT Money Market Fund (Service Shares)                01/04/99             3.45%             N/A                4.26%
AIT Select Aggressive Growth Fund (Service Shares)    01/04/99           -22.25%             N/A               -6.85%
AIT Select Capital Appreciation Fund (Service
 Shares)                                              01/04/99            -1.92%             N/A                9.32%
AIT Select Emerging Markets Fund (Service Shares)     01/04/99            -9.85%             N/A               -3.46%
AIT Select Growth and Income Fund (Service Shares)    01/04/99           -12.45%             N/A               -2.97%
AIT Select Growth Fund (Service Shares)               01/04/99           -25.31%             N/A               -7.50%
AIT Select International Equity Fund (Service
 Shares)                                              01/04/99           -22.15%             N/A               -3.55%
AIT Select Investment Grade Income Fund (Service
 Shares)                                              01/04/99             7.08%             N/A                4.97%
AIT Select Strategic Growth Fund (Service Shares)     01/04/99           -29.85%             N/A              -20.45%
AIT Select Strategic Income Fund (Service Shares)     05/01/01              N/A              N/A                3.99%
AIT Select Value Opportunity Fund (Service Shares)    01/04/99            11.78%             N/A               11.07%
AIM V.I. Aggressive Growth Fund                       05/01/01              N/A              N/A              -13.50%
Alliance Growth and Income Portfolio (Class B)        05/01/01              N/A              N/A               -7.04%
Alliance Premier Growth Portfolio (Class B)           05/01/01              N/A              N/A              -14.14%
Fidelity VIP Equity-Income Portfolio                  01/04/99            -5.72%             N/A                2.52%
Fidelity VIP Growth Portfolio                         01/04/99           -18.31%             N/A               -0.47%
Fidelity VIP High Income Portfolio                    01/04/99           -12.44%             N/A              -10.40%
FT VIP Franklin Small Cap Fund (Class 2)              05/01/01              N/A              N/A               -6.79%
FT VIP Mutual Shares Securities Fund (Class 2)        05/01/01              N/A              N/A               -1.30%
INVESCO VIF Health Sciences Fund                      05/01/01              N/A              N/A                2.16%
Janus Aspen Growth Portfolio (Service Shares)         05/01/01              N/A              N/A              -21.09%
T. Rowe Price International Stock Portfolio           01/04/99           -22.84%             N/A               -6.79%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Underwriting Class, that the Face Amount of the Policy is $250,000, that an Annual Premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                                          10 YEARS
                                                        FUND         FOR YEAR                            OR LIFE OF
                                                      INCEPTION       ENDED                5                FUND
                                                        DATE         12/31/01            YEARS            (IF LESS)
AIT Equity Index Fund (Service Shares)*               09/28/90           -100.00%            -0.95%              7.88%
AIT Money Market Fund (Service Shares)*               04/29/85           -100.00%            -6.66%             -0.12%
AIT Select Aggressive Growth Fund
 (Service Shares)*                                    08/21/92           -100.00%           -11.04%              4.47%
AIT Select Capital Appreciation Fund
 (Service Shares)*                                    04/28/95           -100.00%             0.30%              8.02%
AIT Select Emerging Markets Fund
 (Service Shares)*                                    02/20/98           -100.00%              N/A             -30.56%
AIT Select Growth and Income Fund
 (Service Shares)*                                    08/21/92           -100.00%            -6.02%              4.33%
AIT Select Growth Fund (Service Shares)*              08/21/92           -100.00%            -3.78%              4.92%
AIT Select International Equity Fund
 (Service Shares)*                                    05/02/94           -100.00%            -9.55%             -0.32%
AIT Select Investment Grade Income Fund
 (Service Shares)*                                    04/29/85           -100.00%            -5.15%              0.96%
AIT Select Strategic Growth Fund
 (Service Shares)*                                    02/20/98           -100.00%              N/A             -42.55%
AIT Select Strategic Income Fund
 (Service Shares)*                                    07/03/00           -100.00%              N/A             -81.08%
AIT Select Value Opportunity Fund
 (Service Shares)*                                    04/30/93           -100.00%             1.84%              8.31%
AIM V.I. Aggressive Growth Fund                       05/01/98           -100.00%              N/A             -20.29%
Alliance Growth and Income Portfolio (Class B)*       01/14/91           -100.00%             3.51%             10.12%
Alliance Premier Growth Portfolio (Class B)*          06/26/92           -100.00%             1.22%             10.58%
Fidelity VIP Equity-Income Portfolio                  10/09/86           -100.00%            -2.18%              9.09%
Fidelity VIP Growth Portfolio                         10/09/86           -100.00%             0.51%              8.86%
Fidelity VIP High Income Portfolio                    09/19/85           -100.00%           -32.80%              0.47%
FT VIP Franklin Small Cap Fund (Class 2)*             11/01/95           -100.00%            -1.04%              4.78%
FT VIP Mutual Shares Securities Fund (Class 2)*       11/08/96           -100.00%            -1.45%             -1.06%
INVESCO VIF Health Sciences Fund                      05/22/97           -100.00%              N/A               1.36%
Janus Aspen Growth Portfolio (Service Shares)*        09/13/93           -100.00%            -2.77%              5.69%
T. Rowe Price International Stock Portfolio           03/31/94           -100.00%           -12.40%             -3.26%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. The data does NOT reflect monthly charges under the Policy or surrender charges. It is assumed that an Annual Premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                          10 YEARS
                                                        FUND         FOR YEAR                            OR LIFE OF
                                                      INCEPTION       ENDED                5                FUND
                                                        DATE         12/31/01            YEARS            (IF LESS)
AIT Equity Index Fund (Service Shares)*               09/28/90            -12.72%             9.49%             11.57%
AIT Money Market Fund (Service Shares)*               04/29/85              3.45%             4.46%              4.00%
AIT Select Aggressive Growth Fund
 (Service Shares)*                                    08/21/92            -22.25%             0.68%              8.74%
AIT Select Capital Appreciation Fund
 (Service Shares)*                                    04/28/95             -1.92%            10.61%             14.57%
AIT Select Emerging Markets Fund
 (Service Shares)*                                    02/20/98             -9.85%              N/A              -8.16%
AIT Select Growth and Income Fund
 (Service Shares)*                                    08/21/92            -12.45%             5.02%              8.61%
AIT Select Growth Fund (Service Shares)*              08/21/92            -25.31%             6.99%              9.17%
AIT Select International Equity Fund
 (Service Shares)*                                    05/02/94            -22.15%             1.96%              5.60%
AIT Select Investment Grade Income Fund
 (Service Shares)*                                    04/29/85              7.08%             5.78%              5.44%
AIT Select Strategic Growth Fund
 (Service Shares)*                                    02/20/98            -29.85%              N/A             -16.93%
AIT Select Strategic Income Fund
 (Service Shares)*                                    07/03/00              6.10%              N/A               7.70%
AIT Select Value Opportunity Fund
 (Service Shares)*                                    04/30/93             11.78%            11.99%             12.82%
AIM V.I. Aggressive Growth Fund                       05/01/98            -26.65%              N/A               1.49%
Alliance Growth and Income Portfolio (Class B)*       01/14/91             -0.62%            13.49%             13.71%
Alliance Premier Growth Portfolio (Class B)*          06/26/92            -18.07%            11.43%             14.48%
Fidelity VIP Equity-Income Portfolio                  10/09/86             -5.72%             8.40%             12.73%
Fidelity VIP Growth Portfolio                         10/09/86            -18.31%            10.80%             12.51%
Fidelity VIP High Income Portfolio                    09/19/85            -12.44%            -4.15%              4.55%
FT VIP Franklin Small Cap Fund (Class 2)*             11/01/95            -16.01%             9.41%             12.30%
FT VIP Mutual Shares Securities Fund (Class 2)*       11/08/96              6.08%             9.05%              9.48%
INVESCO VIF Health Sciences Fund                      05/22/97            -13.28%              N/A              13.85%
Janus Aspen Growth Portfolio (Service Shares)*        09/13/93            -25.50%             7.88%             10.60%
T. Rowe Price International Stock Portfolio           03/31/94            -22.84%            -0.48%              2.81%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments in 2001.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2001     2000      1999
 -------------                                    ------  --------  --------
 REVENUES
     Premiums...................................  $ 49.0  $   52.0  $1,006.6
     Universal life and investment product
       policy fees..............................   391.6     421.1     359.3
     Net investment income......................   433.2     421.4     556.9
     Net realized investment (losses) gains.....   (86.6)    (67.8)     99.7
     Other income...............................    86.1     101.3      95.5
                                                  ------  --------  --------
         Total revenues.........................   873.3     928.0   2,118.0
                                                  ------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   414.3     418.9   1,147.3
     Policy acquisition expenses................    77.5      83.4     243.3
     Losses on derivative instruments...........    35.2     --        --
     Restructuring costs........................    --        11.0     --
     Other operating expenses...................   321.2     272.0     346.4
                                                  ------  --------  --------
         Total benefits, losses and expenses....   848.2     785.3   1,737.0
                                                  ------  --------  --------
 Income from continuing operations before
  federal income taxes..........................    25.1     142.7     381.0
                                                  ------  --------  --------
 FEDERAL INCOME TAX (BENEFIT) EXPENSE
     Current....................................    (1.5)    (33.8)     88.7
     Deferred...................................   (13.0)     50.1       4.3
                                                  ------  --------  --------
         Total federal income tax expense.......   (14.5)     16.3      93.0
                                                  ------  --------  --------
 Income from continuing operations before
  minority interest.............................    39.6     126.4     288.0
     Minority interest..........................    --       --        (39.9)
                                                  ------  --------  --------
 Income from continuing operations..............    39.6     126.4     248.1
 Loss from operations of discontinued business
  (less applicable income tax benefit of
  $10.1)........................................    --       --        (17.2)

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period (less
  applicable income tax benefit of $16.4).......    --       --        (30.5)

 Cumulative effect of change in accounting
  principle.....................................    (3.2)    --        --
                                                  ------  --------  --------
 Net income.....................................  $ 36.4  $  126.4  $  200.4
                                                  ======  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2001       2000
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $5,955.5 and $4,766.6)............................  $ 6,057.1  $ 4,735.7
     Equity securities at fair value (cost of $44.2 and
       $44.1)                                                   37.1       57.1
     Mortgage loans......................................      226.6      617.6
     Policy loans........................................      379.6      381.3
     Real estate and other long-term investments.........      158.8      190.5
                                                           ---------  ---------
         Total investments...............................    6,859.2    5,982.2
                                                           ---------  ---------
   Cash and cash equivalents.............................      154.1      124.9
   Accrued investment income.............................       97.0       95.7
   Deferred policy acquisition costs.....................    1,588.4    1,424.3
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      431.5      467.1
   Premiums, accounts and notes receivable...............        2.7       27.8
   Other assets..........................................      356.1      253.5
   Separate account assets...............................   14,838.4   17,437.4
                                                           ---------  ---------
         Total assets....................................  $24,327.4  $25,812.9
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 4,099.6  $ 3,617.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................      105.9      157.3
     Unearned premiums...................................        4.9        5.5
     Contractholder deposit funds and other policy
       liabilities.......................................    1,745.9    2,174.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,956.3    5,954.4
                                                           ---------  ---------
   Expenses and taxes payable............................      557.1      422.5
   Reinsurance premiums payable..........................       12.7       11.5
   Deferred federal income taxes.........................       24.7       26.6
   Trust instruments supported by funding obligations....    1,518.6      621.5
   Separate account liabilities..........................   14,838.4   17,437.4
                                                           ---------  ---------
         Total liabilities...............................   22,907.8   24,473.9
                                                           ---------  ---------
   Commitments and contingencies (Notes 14 and 19)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding           5.0        5.0
   Additional paid-in capital............................      599.0      569.0
   Accumulated other comprehensive loss..................        5.5       (8.7)
   Retained earnings.....................................      810.1      773.7
                                                           ---------  ---------
         Total shareholder's equity......................    1,419.6    1,339.0
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $24,327.4  $25,812.9
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2001      2000      1999
 -------------                                    --------  --------  ---------
 COMMON STOCK...................................  $    5.0  $    5.0  $     5.0
                                                  --------  --------  ---------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     569.0     569.0      444.0
     Capital contribution from parent...........      30.0     --         125.0
                                                  --------  --------  ---------
     Balance at end of period...................     599.0     569.0      569.0
                                                  --------  --------  ---------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized appreciation (depreciation)
       on investments:..........................
     Balance at beginning of period.............      (8.7)    (14.9)     169.2
     (Depreciation) appreciation during the
       period:
       Net (depreciation) appreciation on
         available-for-sale securities and
         derivative instruments.................      45.7       9.6     (298.2)
       Benefit (provision) for deferred federal
         income taxes...........................     (16.0)     (3.4)     105.0
       Minority interest........................     --        --          31.8
     Distribution of subsidiaries (Note 3)......     --        --         (22.7)
                                                  --------  --------  ---------
                                                      29.7       6.2     (184.1)
                                                  --------  --------  ---------
     Balance at end of period...................      21.0      (8.7)     (14.9)
                                                  --------  --------  ---------
     Minimum pension liability:
     Balance at beginning of period
     Increase (decrease) during the period:
         Increase in minimum pension
           liability............................     (23.9)    --        --
         Benefit for deferred federal income
           taxes................................       8.4     --        --
                                                  --------  --------  ---------
                                                     (15.5)    --        --
                                                  --------  --------  ---------
     Balance at end of period...................     (15.5)    --        --
                                                  --------  --------  ---------
     Total accumulated other comprehensive
       income (loss)............................       5.5      (8.7)     (14.9)
                                                  --------  --------  ---------
 RETAINED EARNINGS
     Balance at beginning of period.............     773.7     647.3    1,698.3
     Net income.................................      36.4     126.4      200.4
     Distribution of subsidiaries (Note 3)......     --        --      (1,251.4)
                                                  --------  --------  ---------
     Balance at end of period...................     810.1     773.7      647.3
                                                  --------  --------  ---------
         Total shareholder's equity.............  $1,419.6  $1,339.0  $ 1,206.4
                                                  ========  ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2001    2000    1999
 -------------                                 ------  ------  -------
 Net income                                    $ 36.4  $126.4  $ 200.4
                                               ------  ------  -------
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities and
       derivative instruments................    45.7     9.6   (298.2)
     Increase in minimum pension liability...   (23.9)   --      --
     (Provision) benefit for deferred federal
       income taxes..........................    (7.6)   (3.4)   105.0
     Minority interest.......................    --      --       31.8
     Distribution of subsidiaries (Note 3)...    --      --      (22.7)
                                               ------  ------  -------
       Other comprehensive income (loss).....    14.2     6.2   (184.1)
                                               ------  ------  -------
 Comprehensive income........................  $ 50.6  $132.6  $  16.3
                                               ======  ======  =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   2001       2000       1999
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    36.4  $   126.4  $   200.4
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................     --         --           39.9
         Net realized losses (gains).........       86.6       67.8      (99.7)
         Losses on derivative instruments....       35.2     --         --
         Net amortization and depreciation...       20.3       18.2       31.5
         Deferred federal income taxes.......      (13.0)      50.1        4.3
         Loss from disposal of group life and
         health business.....................     --         --           30.5
         Change in deferred acquisition
         costs...............................     (171.9)    (215.1)    (184.1)
         Change in premiums and notes
         receivable, net of reinsurance
         payable.............................       26.3       47.7      (41.8)
         Change in accrued investment
         income..............................       (1.3)       4.2        8.2
         Change in policy liabilities and
         accruals, net.......................      417.7      (20.3)      (2.5)
         Change in reinsurance receivable....       35.6       13.7      (46.3)
         Change in expenses and taxes
         payable.............................      (31.7)     (86.2)      82.3
         Separate account activity, net......     --            0.7        5.5
         Other, net..........................       23.5      (10.6)      27.4
                                               ---------  ---------  ---------
             Net cash provided by (used in)
                operating activities.........      463.7       (3.4)      55.6
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
         maturities of available-for-sale
         fixed maturities....................    1,793.9    1,561.6    2,662.0
         Proceeds from disposals of equity
         securities..........................       42.0        4.1      422.9
         Proceeds from disposals of other
         investments.........................       38.8       28.9       30.3
         Proceeds from mortgages sold,
         matured or collected................      309.3      119.2      131.2
         Purchase of available-for-sale fixed
         maturities..........................   (2,994.5)  (2,257.6)  (2,098.8)
         Purchase of equity securities.......      (11.1)     (16.2)     (78.9)
         Purchase of other investments.......      (21.2)    (128.0)    (140.6)
         Capital expenditures................      (31.2)     (13.2)     (29.2)
         Purchase of company owned life
         insurance...........................     --          (64.9)    --
         Distribution of subsidiaries........     --         --         (202.2)
         Other investing activities, net.....        7.0       (9.4)      (9.8)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
                investing activities.........     (867.0)    (775.5)     686.9
                                               ---------  ---------  ---------
 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
         contractholder deposit funds........      156.5      990.3    1,514.6
         Withdrawals from contractholder
         deposit funds.......................     (621.1)    (936.7)  (2,037.5)
         Deposits and interest credited to
         trust instruments supported by
         funding obligations.................    1,181.8      570.9       50.6
         Withdrawals from to trust
         instruments supported by funding
         obligations.........................     (284.7)    --         --
         Change in short-term debt...........     --         --         (180.9)
         Contribution from parent............     --         --           36.0
         Subsidiary treasury stock purchased,
         at cost.............................     --         --         (350.0)
                                               ---------  ---------  ---------
             Net cash provided by (used in)
                financing activities.........      432.5      624.5     (967.2)
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....       29.2     (154.4)    (224.7)
 Cash and cash equivalents, beginning of
  period.....................................      124.9      279.3      504.0
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   154.1  $   124.9  $   279.3
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
 Interest paid...............................  $    (0.9) $    (1.9) $    (3.1)
 Income taxes received (paid)................  $     7.8  $    12.3  $   (24.0)

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of FAFLIC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 84.5%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in Note 3.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The Company's operations primarily include two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as certain group retirement products. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in Guaranteed Investment Contracts ("GICs"). GICs, also referred to as funding agreements, are investment contracts which can contain either short-term or long-term maturities and are issued to institutional buyers or to various business or charitable trusts. Also, this segment is a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients.

The statutory stockholder's equity of the Company's insurance subsidiary, AFLIAC, is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

All significant inter-company accounts and transactions have been eliminated.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2001, there was one property in the Company's investment portfolio which was acquired upon the foreclosure of a mortgage loan. The asset is being carried at the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal. As of December 31, 2000, there were no real estate properties in the Company's investment portfolio.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E.  DERIVATIVES AND HEDGING ACTIVITIES

All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair-value, cash-flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

H.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

I.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.0% for life insurance and 2.0% to 9.5% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

K.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement is effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. Certain provisions of this statement are also applicable for goodwill and other intangible assets acquired after June 30, 2001, but prior to adoption of this statement. The adoption of Statement No. 142 is not expected to have a material impact on the Company's financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS ("Statement No. 141"), which requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting. It further specifies the criteria that intangible assets must meet in order to be recognized and reported apart from goodwill. The implementation of Statement No. 141 is not expected to have a material effect on the Company's financial statements.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M.  NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, SoP No. 00-3 provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement is effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations.

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement was effective for fiscal years beginning after June 15, 2000. The Company adopted Statement No. 133 on January 1, 2001. In accordance with the transition provision of the statement, the company recorded a $3.2 million charge, net of taxes, in earnings to recognize all derivative instruments at their fair values. This adjustment represents net losses that were previously deferred in other comprehensive income on derivative instruments that do not qualify for hedge accounting. The Company recorded an offsetting gain in other comprehensive income of $3.3 million, net of taxes, to recognize these derivative instruments.

N.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $11.5 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of approximately $27 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $84.6 million at December 31, 2001 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2001 and 2000, the discontinued segment had assets of approximately $397.6 million and $497.9 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $369.3 million and $460.0 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $34.4 million, $207.7 million and $367.0 million for the years ended December 31, 2001, 2000 and 1999, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC, and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC for 2002 would require the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE (CONTINUED)

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning on 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999
-------------                                                 ------
Revenue.....................................................  $828.0
                                                              ======
Net realized capital losses included in revenue.............   (11.8)
                                                              ======
Income from continuing operations before taxes..............   192.1
Income taxes................................................    51.2
                                                              ------
Net income from continuing operations.......................   140.9
Loss from operations of discontinued business (less
 applicable income tax benefit of
 $10.4 million for the year ended December 31, 1999)........   (17.2)
Loss on disposal of group life and health business,
 including provision of $72.2 million
 for operating losses during phase-out period for the year
 ended December 31, 1999
 (less applicable income tax benefit of $16.4 million)......   (30.5)
                                                              ------
Net income..................................................  $ 93.2
                                                              ======

4.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs. Approximately $9.1 million of this charge relates to one-time project costs. As of December 31, 2000, the Company has made payments of approximately $9.1 million related to this restructuring plan, of which approximately $1.6 million relates to severance and other employee related costs.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.5% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS

A.  FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2001
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   63.4     $  2.7      $  0.1    $   66.0
States and political subdivisions.......       2.9        0.2       --            3.1
Foreign governments.....................      23.1        1.6         0.2        24.5
Corporate fixed maturities..............   5,013.0      163.3        88.1     5,088.2
Mortgage-backed securities..............     853.1       25.6         3.4       875.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $5,955.5     $193.4      $ 91.8    $6,057.1
                                          ========     ======      ======    ========
Equity securities.......................  $   44.2     $  1.7      $  8.8    $   37.1
                                          ========     ======      ======    ========

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   34.3     $  2.6      $--       $   36.9
States and political subdivisions.......      10.4        0.4       --           10.8
Foreign governments.....................      44.4        1.5         0.6        45.3
Corporate fixed maturities..............   4,162.6       99.7       148.4     4,113.9
Mortgage-backed securities..............     514.9       16.1         2.2       528.8
                                          --------     ------      ------    --------
Total fixed maturities..................  $4,766.6     $120.3      $151.2    $4,735.7
                                          ========     ======      ======    ========
Equity securities.......................  $   44.1     $ 20.2      $  7.2    $   57.1
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2001, the amortized cost and market value of these assets on deposit in New York were $180.0 million and $182.9 million, respectively. At December 31, 2000, the amortized cost and market value of these assets on deposit were $186.7 million and $189.8 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $37.6 million and $21.6 million were on deposit with various state and governmental authorities at December 31, 2001 and 2000, respectively.

Contractual fixed maturity investment commitments were not material at December 31, 2001.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

A.  FIXED MATURITIES AND EQUITY SECURITIES (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2001
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  483.4   $  491.4
Due after one year through five years.......................   2,682.6    2,764.7
Due after five years through ten years......................   1,584.3    1,598.2
Due after ten years.........................................   1,205.2    1,202.8
                                                              --------   --------
Total.......................................................  $5,955.5   $6,057.1

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. The carrying values of mortgage loans net of applicable reserves were $226.6 million and $617.6 million at December 31, 2001 and 2000, respectively. Reserves for mortgage loans were $2.7 million and $4.4 million at December 31, 2001 and 2000, respectively. During 2001, the Company received proceeds of $293.1 million as a result of the sale of $278.5 million of its mortgage loan portfolio. Of this, proceeds of $98.8 million resulted from the sale of $96.3 million of mortgage loans to the Company's affiliates, for consideration of $96.4 million in fixed maturity securities and $2.4 million in cash.

At December 31, 2001 there was one real estate property in the Company's investment portfolio. The Company did not hold any real estate investments in 2000. The real estate at December 31, 2001, which had a carrying value of $1.9 million, was acquired through the foreclosure of a mortgage loan and represents non-cash investing activity in 2001. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000 and 1999.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2001.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

B.  MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2001    2000
-------------                                                 ------  ------
Property type:
  Office building...........................................  $120.7  $318.9
  Retail....................................................    56.9   106.8
  Industrial/warehouse......................................    39.5   130.5
  Residential...............................................    11.5    54.8
  Other.....................................................     0.7    11.0
  Reserves..................................................    (2.7)   (4.4)
                                                              ------  ------
Total.......................................................  $226.6  $617.6
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $ 64.6  $159.7
  New England...............................................    46.0    70.4
  West South Central........................................    33.3    47.7
  Pacific...................................................    33.2   217.6
  East North Central........................................    27.1    63.4
  Middle Atlantic...........................................    10.4    35.8
  Other.....................................................    14.7    27.4
  Reserves..................................................    (2.7)   (4.4)
                                                              ------  ------
Total.......................................................  $226.6  $617.6
                                                              ======  ======

At December 31, 2001, scheduled mortgage loan maturities were as follows:
2002 -- $22.3 million; 2003 -- $29.0 million; 2004 -- $50.3 million; 2005 --
$16.8 million; 2006 -- $25.7 million and $82.5 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2001, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

Mortgage loans investment reserves of $2.7 million and $4.4 million at December 31, 2001 and 2000, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2001. The carrying value of impaired loans was $3.4 million, with related reserves of $0.4 million as of December 31, 2000. All impaired loans were reserved for as of December 31, 2000. The four year rolling average carrying value of impaired loans was $2.2 million, $12.1 million and $21.0 million, as of December 31, 2001, 2000 and 1999, respectively. Related interest income while such loans were impaired was $1.4 million and $2.1 million in 2000 and 1999, respectively. There was no interest income received in 2001 related to impaired loans.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

C.  DERIVATIVE INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate or foreign currency volatility. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company has developed an asset/liability management approach tailored to specific insurance or investment product objectives. The investment assets of the Company are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, management develops investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and its exposure to individual markets, borrowers, industries, and sectors.

The Company uses derivative financial instruments, primarily interest rate swaps and futures contracts, with indices that correlate to balance sheet instruments to modify its indicated net interest sensitivity to levels deemed to be appropriate. Specifically, for floating rate funding agreements that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts designed to pay fixed and receive floating interest. Under interest rate swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. Additionally, the Company uses exchange traded financial futures contracts to hedge against interest rate risk on anticipated guaranteed investment contract ("GIC") sales and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on fixed maturities reinvestments from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal risk of default.

As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as the Company's investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar and the Swiss Franc, Japanese Yen, British Pound and Euro. From time to time, the Company may also have exposure to other foreign currencies. To mitigate the short-term effect of changes in currency exchange rates, the Company regularly enters into foreign exchange swap contracts to hedge its net foreign currency exposure. Additionally, the Company enters into compound currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed income securities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements (CSA) with each counterparty. In general, the CSA sets a minimum threshold of $10 million of exposure that must be collateralized, although thresholds may vary by CSA. At December 31, 2001, collateral of $69.7 million in the form of cash, bonds and US Treasury notes were held by our counterparties related to these agreements.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

C.  DERIVATIVE INSTRUMENTS (CONTINUED)

The Company's derivative activities are monitored by management, who review portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with the Company's risk management strategy and with Company policies and procedures.

D.  FAIR VALUE HEDGES

The Company enters into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. For the year ended December 31, 2001, the Company recognized a net gain of $0.3 million, reported as losses on derivative instruments in the Consolidated Statements of Income, which represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E.  CASH FLOW HEDGES

The Company enters into various types of interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The Company also purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. The Company uses U.S. Treasury Note futures to hedge this risk.

The Company also enters into foreign currency swap contracts to hedge foreign currency exposure on specific fixed income securities, as well as compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate.

For the year ended December 31, 2001, the Company recognized a net loss of $35.5 million, reported as losses on derivative instruments in the Consolidated Statements of Income, which represented the total ineffectiveness of all cash flow hedges. This net loss included a total loss of $35.8 million related to ineffective hedges of floating rate funding agreements with put options allowing the policyholder to cancel the contract prior to maturity. During the fourth quarter of 2001, the Company reviewed the trend in put activity since inception of the funding agreement business in order to determine the ongoing effectiveness of the hedging relationship. Based upon the historical trend in put activity, as well as management's uncertainty about possible future events, the Company has determined that it is probable that some of the future variable cash flows of the funding agreements will not occur, and therefore the hedges were ineffective. The Company analyzed the future payments under each outstanding funding agreement, and determined the amount of payments that are probable of occurring versus those that are probable of not occurring. The total accumulated market value losses deferred in other comprehensive income related to the payments that are probable of not occurring, which totals $35.8 million, was reclassified to earnings during the fourth quarter of 2001. This loss includes $13.7 million of losses related to funding agreements that have already been put back to the Company, as well as $22.1 million of losses related to funding agreements that have not been put, but which management believes are probable of being put in the future. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

E.  CASH FLOW HEDGES (CONTINUED)

As of December 31, 2001, $79.5 million of the deferred net losses on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that (1) are expected to occur over the next twelve months and (2) will necessitate reclassifying to earnings these derivatives gains (losses) include (a) the re-pricing of variable rate trust instruments supported by funding obligations, (b) the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities, (c) the anticipated sale of GICs and other funding agreements, (d) the possible put or non-renewal of GICs and other funding agreements, and (e) the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate funding agreements) is 12 months.

F.  TRADING ACTIVITIES

The Company enters into insurance portfolio-linked, credit default, and other swap contracts for investment purposes. These products are not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio -- linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. Under the other swap contract entered into for investment purposes, the Company agrees to exchange the difference between fixed and floating interest amounts calculated on an agreed upon notional principal amount. The primary risk associated with this swap contract is the counterpary credit risk.

As of December 31, 2001, the Company no longer held insurance portfolio-linked or credit default swap contracts. Net realized losses related to insurance portfolio-linked contracts was $4.3 million, $0.7 million and $0.2 million for the years ended December 31, 2001, 2000 and 1999, respectively. The fair values of insurance portfolio-linked swap contracts outstanding were immaterial at December 31, 2000.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. There was no net increase to investment income related to credit default swap contracts for the year ended December 31, 2001; however, there was a net increase of $0.2 million and $0.4 million for the years ended December 31, 2000 and 1999, respectively.

The fair value of other swap contracts held for investment purposes was $(2.1) million and $(1.2) million at December 31, 2001 and 2000, respectively. The net decrease in net investment income related to this contract was $(0.7) million and $(0.1) million for the years ended December 31, 2001 and 2000, respectively. There was no net investment income related to this contract in 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

G.  UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities and derivative instruments are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER(1)   TOTAL
-------------                                                 ----------  ------------  -------
2001
Net (depreciation) appreciation, beginning of year..........   $ (22.1)      $  13.4    $  (8.7)
                                                               -------       -------    -------
    Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments.................      86.5         (21.1)      65.4
    Net depreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........     (19.7)       --          (19.7)
    (Provision) benefit for deferred federal income taxes...     (23.4)          7.4      (16.0)
                                                               -------       -------    -------
                                                                  43.4         (13.7)      29.7
                                                               -------       -------    -------
Net depreciation, end of year...............................      21.3          (0.3)      21.0
                                                               -------       -------    -------
2000
Net (depreciation) appreciation, beginning of year..........   $ (30.4)      $  15.5    $ (14.9)
                                                               -------       -------    -------
    Net appreciation (depreciation) on available-for-sale
      securities............................................      48.9          (3.2)      45.7
    Net depreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........     (36.1)       --          (36.1)
    (Provision) benefit for deferred federal income taxes...      (4.5)          1.1       (3.4)
                                                               -------       -------    -------
                                                                   8.3          (2.1)       6.2
                                                               -------       -------    -------
Net (depreciation) appreciation, end of year................   $ (22.1)      $  13.4    $  (8.7)
                                                               -------       -------    -------
1999
Net appreciation, beginning of year.........................   $  79.0       $  90.2    $ 169.2
                                                               -------       -------    -------
    Net depreciation on available-for-sale securities.......    (254.4)       (122.3)    (376.7)
    Net appreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........      78.5        --           78.5
    Benefit for deferred federal income taxes and minority
      interest..............................................      72.1          64.7      136.8
    Distribution of subsidiaries (See Note 3)...............      (5.6)        (17.1)     (22.7)
                                                               -------       -------    -------
                                                                (109.4)        (74.7)    (184.1)
                                                               -------       -------    -------
Net (depreciation) appreciation, end of year................   $ (30.4)      $  15.5    $ (14.9)
                                                               -------       -------    -------

(1) INCLUDES NET (DEPRECIATION) APPRECIATION ON OTHER INVESTMENTS OF $0.5 MILLION, $1.5 MILLION, AND $(1.1) MILLION, IN 2001, 2000 AND 1999, RESPECTIVELY.

H.  OTHER

At December 31, 2001 and 2000, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $389.7  $339.8  $452.8
Mortgage loans..............................................    42.0    52.1    56.1
Equity securities...........................................     1.4     1.1     1.7
Policy loans................................................    27.1    26.1    24.5
Derivatives.................................................   (48.0)   (5.6)   (6.7)
Other long-term investments.................................    20.8    11.3    14.9
Short-term investments......................................    12.4     8.1    27.1
                                                              ------  ------  ------
Gross investment income.....................................   445.4   432.9   570.4
Less investment expenses....................................   (12.2)  (11.5)  (13.5)
                                                              ------  ------  ------
Net investment income.......................................  $433.2  $421.4  $556.9
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $5.6 million and $2.9 million on non-accrual status at December 31, 2001 and 2000, respectively. There were no mortgage loans on non-accrual status at December 31, 2001 and 2000. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $7.3 million in 2001, and $1.6 million and $1.4 million in 2000 and 1999, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2001. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million at December 31, 2000. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million and $2.5 million in 2000 and 1999, respectively. Actual interest income on these loans included in net investment income aggregated $1.4 million and $1.8 million in 2000 and 1999, respectively.

There were no mortgage loans which were non-income producing at December 31, 2001 and 2000. There were, however, fixed maturities with a carrying value of $2.7 million and $0.8 million which were non-income producing at December 31, 2001 and 2000, respectively.

Included in other long-term investments is income from limited partnerships of $9.1 million, $7.8 million and $6.6 million in 2001, 2000 and 1999, respectively.

B.  NET REALIZED INVESTMENT LOSSES AND GAINS

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(88.0) $(77.1) $(52.6)
Mortgage loans..............................................    14.6     1.3     2.5
Equity securities...........................................    28.1     2.0   141.3
Derivatives.................................................   (32.9)    3.1    (0.2)
Other long-term investments.................................    (8.4)    2.9     8.7
                                                              ------  ------  ------
Net realized investment (losses) gains......................  $(86.6) $(67.8) $ 99.7
                                                              ======  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

B.  NET REALIZED INVESTMENT LOSSES AND GAINS (CONTINUED)

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2001
Fixed maturities............................................    $1,044.4     $46.3  $ 26.8
Equity securities...........................................        39.3      29.7    --

2000
Fixed maturities............................................    $1,129.2     $ 4.0  $ 52.7
Equity securities...........................................         2.1       2.0    --

1999
Fixed maturities............................................    $1,546.8     $10.4  $ 28.9
Equity securities...........................................       421.2     149.0     7.6

The Company recognized losses of $113.1 million, $31.8 million and $30.7 million in 2001, 2000 and 1999, respectively, related to other-than-temporary impairments on fixed maturities and other securities.

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001     2000    1999
-------------                                                 -------  ------  -------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (net of tax (benefit) of $(5.0) in 2001, net of tax
 (benefit) in 2000 of $(21.5) million, including $22.7
 million resulting from the distribution of subsidiaries in
 1999, net of tax (benefit) and minority interest of
 $(103.3) million in 1999.).................................  $ (10.1) $(40.2) $(121.9)
Less: reclassification adjustment for (losses) gains
 included in net
 income (net of tax (benefit) of $(21.0) and $(24.9) million in 2001
 and 2000, respectively and net of tax and minority interest
 of $33.5 million in 1999)..................................    (38.9)  (46.4)    62.2
                                                              -------  ------  -------
Total available-for-sale securities.........................     28.8     6.2   (184.1)
                                                              -------  ------  -------
Unrealized depreciation on derivative instruments:
Unrealized holding losses arising during period, (net of tax
 benefit of $63.4 million in 2001)..........................   (117.7)   --      --
Less: reclassification adjustment for losses included in net
 income (net of tax benefit of $63.9 million in 2001).......   (118.6)   --      --
                                                              -------  ------  -------
Total derivative instruments................................      0.9
                                                              -------  ------  -------
Net unrealized appreciation (depreciation) on investments...  $  29.7  $  6.2  $(184.1)
                                                              =======  ======  =======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Prior to the implementation of Statement No. 133 on January 1, 2001, the Company included swap contracts used to hedge fixed maturities in the fair value of fixed maturities. The Company held swap contracts with a fair value of $(47.7) million at December 31, 2000. At December 31, 2001, these swap contracts are carried on the Consolidated Balance Sheets at fair value.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

DERIVATIVE INSTRUMENTS

Fair values are estimated by independent pricing sources.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS (CONTINUED)
TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                     2001                2000
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  154.1  $  154.1  $  124.9  $  124.9
  Fixed maturities..........................................   6,057.1   6,057.1   4,735.7   4,735.7
  Equity securities.........................................      37.1      37.1      57.1      57.1
  Mortgage loans............................................     226.6     235.6     617.6     640.6
  Policy loans..............................................     379.6     379.6     381.3     381.3
  Derivatives...............................................      73.3      73.3      88.7      88.7
  Company owned life insurance..............................      67.3      67.3      65.6      65.6
                                                              --------  --------  --------  --------
                                                              $6,995.1  $7,004.1  $6,070.9  $6,093.9
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,171.1  $1,174.1  $1,636.5  $1,663.3
  Derivatives...............................................     180.3     180.3      11.8      11.8
  Supplemental contracts without life contingencies.........      57.3      57.3      40.7      40.7
  Dividend accumulations....................................      88.8      88.8      88.5      88.5
  Other individual contract deposit funds...................      50.4      50.4      45.0      44.9
  Other group contract deposit funds........................     213.4     212.4     323.1     319.0
  Individual fixed annuity contracts........................   1,686.2   1,621.3   1,026.1     991.7
  Trust instruments supported by funding obligations........   1,518.6   1,534.0     621.5     620.5
                                                              --------  --------  --------  --------
                                                              $4,966.1  $4,918.6  $3,793.2  $3,780.4
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2001 and 2000 and for the periods ended December 31, 2001, 2000 and 1999 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                 2001    2000
-------------                                                                ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $498.1 and $400.3, respectively)..........................................................  $504.2  $397.5
  Mortgage loans...........................................................    55.7   144.9
  Policy loans.............................................................   182.1   191.7
  Cash and cash equivalents................................................     9.2     1.9
  Accrued investment income................................................    14.6    14.6
  Deferred policy acquisition costs........................................    10.4    11.0
  Other assets.............................................................     6.2     6.4
                                                                             ------  ------
Total assets...............................................................  $782.4  $768.0
                                                                             ======  ======
Liabilities
  Policy liabilities and accruals..........................................   798.2   808.9
  Policyholder dividends...................................................    30.7    20.0
  Other liabilities........................................................     7.0     0.8
                                                                             ------  ------
Total liabilities..........................................................  $835.9  $829.7
                                                                             ------  ------
Excess of Closed Block liabilities over assets designated to the Closed
 Block.....................................................................  $ 53.5  $ 61.7
Amounts included in accumulated other comprehensive income: Net unrealized investment losses, net of deferred federal income tax benefit of $8.8
 million and $1.3 million, respectively....................................   (16.4)   (2.5)
                                                                             ------  ------
Maximum future earnings to be recognized from Closed Block assets and liabilities...............................................................  $ 37.1  $ 59.2
                                                                             ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2001   2000    1999
-------------                                                                -----  -----  ------
Revenues
  Premiums and other income................................................  $47.2  $49.9  $ 52.1
  Net investment income....................................................   54.1   53.6    53.8
  Realized investment losses...............................................   (2.2)  (5.4)   (0.6)
                                                                             -----  -----  ------
Total revenues.............................................................   99.1   98.1   105.3
                                                                             -----  -----  ------
Benefits and expenses
  Policy benefits..........................................................   83.1   89.5    88.9
  Policy acquisition expenses..............................................    0.6    2.1     2.5
  Other operating expenses.................................................   --      0.2     0.1
                                                                             -----  -----  ------
Total benefits and expenses................................................  $83.7  $91.8  $ 91.5
                                                                             -----  -----  ------
Contribution from the Closed Block.........................................  $15.4  $ 6.3  $ 13.8
                                                                             =====  =====  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CLOSED BLOCK (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001     2000     1999
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $  15.4  $   6.3  $  13.8
  Change in:
    Deferred policy acquisition costs, net..................      0.6      2.1      2.5
    Policy liabilities and accruals.........................    (12.3)   (12.0)   (13.1)
    Other assets............................................      2.1      5.3     (8.2)
    Expenses and taxes payable..............................     (0.2)   (10.1)    (2.9)
    Other, net..............................................      2.5      5.3      0.8
                                                              -------  -------  -------
  Net cash provided by (used in) operating activities.......      8.1     (3.1)    (7.1)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    136.8    133.3    139.0
    Purchases of investments................................   (147.2)  (160.3)  (128.5)
    Other, net..............................................      9.6      9.4      9.8
                                                              -------  -------  -------
Net cash (used in) provided by investing activities.........     (0.8)   (17.6)    20.3
                                                              -------  -------  -------
Net increase (decrease) in cash and cash equivalents........      7.3    (20.7)    13.2
Cash and cash equivalents, beginning of year................      1.9     22.6      9.4
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $   9.2  $   1.9  $  22.6
                                                              =======  =======  =======

There were no reserves on mortgage loans at December 31, 2001, 2000 and 1999, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $ (1.5) $(33.8) $88.7
  Deferred..................................................   (13.0)   50.1    4.3
                                                              ------  ------  -----
Total.......................................................  $(14.5) $ 16.3  $93.0
                                                              ======  ======  =====

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001     2000    1999
-------------                                                 --------  ------  ------
Expected federal income tax expense.........................   $  8.8   $ 49.9  $133.4
  Tax-exempt interest.......................................    --        --     (24.2)
  Dividend received deduction...............................     (8.9)    (6.9)   --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................    --       (13.3)   --
  Changes in tax reserve estimates..........................     (1.4)    (4.0)   (8.7)
  Tax credits...............................................    (10.8)   (10.3)   (8.5)
  Other, net................................................     (2.2)     0.9     1.0
                                                               ------   ------  ------
Federal income tax expense..................................   $(14.5)  $ 16.3  $ 93.0
                                                               ======   ======  ======

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Deferred tax liabilities (assets)
  Tax credit carryforwards..................................  $ (53.1)   $ (20.2)
  Insurance reserves........................................   (204.2)    (264.9)
  Deferred acquisition costs................................    448.5      416.8
  Employee benefit plans....................................    (58.3)     (51.6)
  Investments, net..........................................    (39.4)     (29.8)
  Litigation reserve........................................     (1.9)      (8.1)
  Discontinued operations...................................    (14.2)     (11.9)
  Loss carryforwards........................................    (58.8)      (9.5)
  Other, net................................................      6.1        5.8
                                                              -------    -------
Deferred tax liability, net.................................  $  24.7    $  26.6
                                                              =======    =======

Gross deferred income tax assets totaled $972.8 million and $471.0 millions at December 31, 2001 and 2000, respectively. Gross deferred income tax liabilities totaled $997.5 million and $497.6 million at December 31, 2001 and 2000, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  FEDERAL INCOME TAXES (CONTINUED)

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2001, there are available alternative minimum tax credit carryforwards, low income housing credit carryforwards and foreign tax credit recoverable of $4.7 million, $41.7 million and $6.1 million, respectively. The alternative minimum tax credit carryforwards have no expiration date, whereas the low income housing credit carryforwards will expire beginning in 2018 and the foreign tax credit expiring in 2002 will be carried back to 1995 and 1996. Also, at December 31, 2001, the Company has net operating loss carryforwards of $152.7 million expiring in 2014 and capital loss carryforwards of $15.3 million expiring in 2005.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an inter-company cost sharing agreement.

FAFLIC provides retirement benefits to substantially all of its employees under defined benefit pension plans. These plans are based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 2001 allocation was based on 5.0%, and the 2000 and 1999 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grand-fathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 14.7     $ 18.5     $ 19.3
Interest cost...............................................     30.9       28.6       26.5
Expected return on plan assets..............................    (39.6)     (43.1)     (38.9)
Recognized net actuarial gain...............................     (0.4)     (11.2)      (0.4)
Amortization of transition asset............................     (2.2)      (2.2)      (2.3)
Amortization of prior service cost..........................     (3.1)      (3.1)      (3.3)
                                                               ------     ------     ------
  Net periodic pension cost (benefit).......................   $  0.3     $(12.5)    $  0.9
                                                               ======     ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  PENSION PLANS (CONTINUED)

The Company, allocated approximately $.2 million and $(6.5) million of the net periodic pension (benefit) cost to its affiliated companies in 2001 and 2000, respectively.

The following table summarizes the status of the plan. At December 31, 2001 and 2000, the projected benefit obligations exceeded the plans' assets. During the fourth quarter of 2001, the Company recorded a $64.8 million dollar increase in its minimum pension liability related to its qualified pension plan, of which $40.9 million was allocated to affiliates. This is reflected as an adjustment to accumulated other comprehensive income in accordance with Financial Accounting Standard, No. 130, "Reporting Comprehensive Income" and primarily reflects the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan, as determined by the Company's market value of assets held by the plan due to a general decline in the equity markets.

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........  $ 450.9     $392.7
  Service cost -- benefits earned during the year...........     14.7       18.5
  Interest cost.............................................     30.9       28.6
  Actuarial losses (gains)..................................     12.4       37.7
  Benefits paid.............................................    (25.7)     (26.6)
                                                              -------     ------
    Projected benefit obligation at end of year.............    483.2      450.9
                                                              -------     ------
Change in plan assets:
  Fair value of plan assets at beginning of year............    441.5      470.6
  Actual return on plan assets..............................    (51.5)      (2.5)
  Benefits paid.............................................    (25.7)     (26.6)
                                                              -------     ------
    Fair value of plan assets at end of year................    364.3      441.5
                                                              -------     ------
  Funded status of the plan.................................   (118.9)      (9.4)
  Unrecognized transition obligation........................    (17.2)     (19.4)
  Unamortized prior service cost............................     (1.7)      (8.9)
  Unrecognized net actuarial losses (gains).................     27.6       (6.4)
                                                              -------     ------
    Net pension liability...................................  $(110.2)    $(44.1)
                                                              =======     ======

As a result of AFC's merger with Allmerica P&C, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $6.1 million and $7.5 million in 2001 and 2000, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 6.88% and 7.25% in 2001 and 2000, respectively, and the assumed long-term rate of return on plan assets was 9.5% in both 2001 and 2000. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels of 4.0% in 2001 and levels ranging from 5.0% to 5.5% in 2000. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2001 and 2000, with a market value of $35.5 million and $57.7 million at December 31, 2001 and 2000, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  PENSION PLANS (CONTINUED)

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2001, 2000 and 1999, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.7 million, $6.1 million and $5.9 million in 2001, 2000 and 1999, respectively. The Company allocated approximately $3.6 million and $2.4 million of the 401(k) expense to its affiliated companies in 2001 and 2000 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 2001, 2000 and 1999 was $3.3 million, $3.2 million and $3.1 million, respectively.

11.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................   $ 75.5     $ 66.8
Service cost................................................      2.3        1.9
Interest cost...............................................      4.9        4.9
Actuarial losses (gains)....................................     (1.2)       5.6
Benefits paid...............................................     (4.3)      (3.7)
                                                               ------     ------
  Accumulated postretirement benefit obligation at end of
    year....................................................     77.2       75.5
                                                               ------     ------
Fair value of plan assets at end of year....................    --         --
                                                               ------     ------
Funded status of the plan...................................    (77.2)     (75.5)
Unamortized prior service cost..............................     (5.4)      (7.6)
Unrecognized net actuarial gains............................     (8.4)      (7.7)
                                                               ------     ------
  Accumulated postretirement benefit costs..................    (91.0)    $(90.8)
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  OTHER POSTRETIREMENT BENEFIT PLANS (CONTINUED)

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Service cost................................................   $  2.3     $  1.9     $  2.9
Interest cost...............................................      4.9        4.9        4.6
Actuarial (gains) losses....................................     (0.4)      (0.5)       0.1
Amortization of prior service cost..........................     (2.2)      (2.2)      (2.3)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  4.6     $  4.1     $  5.3
                                                               ======     ======     ======

The Company allocated approximately $2.9 million and $2.1 million of the net periodic postretirement cost to its affiliated companies in 2001 and 2000 respectively.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $3.2 million and $3.9 million in 2001 and 2000, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2001, health care costs were assumed to increase 10% in 2002, declining thereafter until the ultimate rate of 5.0% is reached in 2010 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2001 by $4.6 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2001 by $4.0 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.88% and 7.25% at December 31, 2001 and 2000, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 4.0% for FAFLIC agents.

12.  RELATED PARTY TRANSACTIONS

FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions. Amounts charged by FAFLIC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $339.5 million, $300.3 million and $160.2 million in 2001, 2000 and 1999 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $87.3 million and $11.4 million at December 31, 2001 and 2000, respectively.

In accordance with the above agreement, FAFLIC has allocated a $40.9 million minimum pension liability to its affiliates as of December 31, 2001.

In December 2001, the Company's parent, AFC, declared a $30.0 million contribution of capital consisting of approximately $23.3 million of fixed maturity securities and $6.7 million of cash paid in 2002.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commissioner. Accordingly, no dividends were declared by FAFLIC to AFC during 2001, 2000, or 1999. In addition, FAFLIC cannot pay dividends to AFC without prior approval from the Commissioner during 2002.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 2001, 2000, or 1999. During 2002, AFLIAC cannot pay dividends to FAFLIC without prior approval.

14.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs, such as long-term and short-term funding agreements. Short-term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long-term funding agreements are investment contracts issued to various business or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................   $--       $  --      $1,075.2
  Asset Accumulation
    Allmerica Financial Services............................    816.4       858.1      799.0
    Allmerica Asset Management..............................    143.5       137.7      144.5
                                                               ------    --------   --------
        Subtotal............................................    959.9       995.8      943.5
                                                               ------    --------   --------
  Corporate.................................................    --          --           0.4
  Intersegment revenues.....................................    --          --          (0.8)
                                                               ------    --------   --------
    Total segment revenues including Closed Block...........    959.9       995.8    2,018.3
                                                               ------    --------   --------
  Adjustment to segment revenues:
      Net realized (losses) gains...........................    (86.6)      (67.8)      99.7
                                                               ------    --------   --------
    Total revenues..........................................   $873.3    $  928.0   $2,118.0
                                                               ======    ========   ========
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2001       2000       1999
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................     $--       $  --      $   86.3
  Asset Accumulation
    Allmerica Financial Services..............................      147.5       224.5      207.1
    Allmerica Asset Management................................       15.9        17.3       21.3
                                                                   ------    --------   --------
        Subtotal..............................................      163.4       241.8      314.7
                                                                   ------    --------   --------
  Corporate...................................................      (23.7)      (25.2)     (39.2)
                                                                   ------    --------   --------
    Segment income before income taxes and minority interest...     139.7       216.6      275.5
                                                                   ------    --------   --------
  Adjustments to segment income:
    Net realized investment gains, net of amortization........      (87.1)      (62.9)     105.5
    Sales practice litigation.................................        7.7
    Restructuring costs.......................................      --          (11.0)     --
    Losses on derivative instruments..........................      (35.2)      --         --
                                                                   ------    --------   --------
  Income before taxes and minority interest...................     $ 25.1    $  142.7   $  381.0
                                                                   ======    ========   ========

DECEMBER 31
(IN MILLIONS)                                       2001        2000        2001        2000
-------------                                     ---------   ---------   ---------   ---------
                                                   IDENTIFIABLE ASSETS    DEFERRED ACQUISITION
                                                                                  COSTS
Risk Management.................................  $   359.4   $   462.6   $    3.2    $    3.3
Asset Accumulation
  Allmerica Financial Services..................   21,163.0    23,129.0    1,585.2     1,420.8
  Allmerica Asset Management....................    2,805.0     2,221.3      --            0.2
                                                  ---------   ---------   --------    --------
      Total.....................................  $24,327.4   $25,812.9   $1,588.4    $1,424.3
                                                  =========   =========   ========    ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $11.4 million, $11.7 million and $22.2 million in 2001, 2000, and 1999, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2001, future minimum rental payments under non-cancelable operating leases were approximately $42.6 million, payable as follows: 2002 -- $17.2 million; 2003 --$12.6 million; 2004 -- $7.7 million; 2005 -- $3.5 million; and 2006 -- $1.6 million. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2002.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement (See Note 4). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company was subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company was required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements included the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999 were $20.4 million and $21.4 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999 of $1.8 million and $30.6 million.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................   $ 86.5    $   92.3   $  106.2
  Assumed...................................................      0.7         0.7        0.7
  Ceded.....................................................    (38.2)      (41.0)     (50.6)
                                                               ------    --------   --------
Net premiums................................................   $ 49.0    $   52.0   $   56.3
                                                               ======    ========   ========
Property and casualty premiums written:
  Direct....................................................   $--       $  --      $1,089.0
  Assumed...................................................    --          --          27.3
  Ceded.....................................................    --          --        (135.4)
                                                               ------    --------   --------
Net premiums................................................   $--       $  --      $  980.9
                                                               ======    ========   ========
Property and casualty premiums earned:
  Direct....................................................   $--       $  --      $1,047.3
  Assumed...................................................    --          --          30.3
  Ceded.....................................................    --          --        (127.3)
                                                               ------    --------   --------
Net premiums................................................   $--       $  --      $  950.3
                                                               ======    ========   ========
Life insurance and other individual policy benefits, claims,
  Losses and loss adjustment expenses:
  Direct....................................................   $460.1    $  453.7   $  479.5
  Assumed...................................................      0.3         0.3        0.1
  Ceded.....................................................    (46.1)      (35.1)     (35.8)
                                                               ------    --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................   $414.3    $  418.9   $  443.8
                                                               ======    ========   ========
Property and casualty benefits, claims, losses and loss
  Adjustment expenses:
  Direct....................................................   $--       $  --      $  805.6
  Assumed...................................................    --          --          25.9
  Ceded.....................................................    --          --        (128.0)
                                                               ------    --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................   $--       $  --      $  703.5
                                                               ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Balance at beginning of year                                  $1,424.3   $1,232.6   $1,011.9
  Acquisition expenses deferred.............................     275.4      297.0      421.3
  Amortized to expense during the year......................     (77.5)     (83.4)     (80.6)
  Adjustment for commission buyout program..................     (31.6)     --         --
  Adjustment for discontinued operations....................      (0.2)      (2.7)       3.4
  Adjustment to equity during the year......................      (2.0)     (19.2)      39.3
  Adjustment due to distribution of subsidiaries............     --         --        (162.7)
                                                              --------   --------   --------
Balance at end of year......................................  $1,588.4   $1,424.3   $1,232.6
                                                              ========   ========   ========

During the first quarter of 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, net of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $120.5 million, $184.7 million and $265.5 million at December 31, 2001, 2000 and 1999, respectively. Reinsurance recoverables related to this business were $343.0 million, $335.9 million and $335.7 million in 2001, 2000 and 1999, respectively. The decreases in 2001 and 2000 were primarily attributable to the continued run-off of the group accident and health business. Also, the decrease in 2000 was impacted by the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

The table below provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and LAE as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999
-------------                                                 ---------
Reserve for losses and LAE, beginning of year...............  $ 2,597.3
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of current year..............      795.6
  Decrease in provision for insured events of prior years...      (96.1)
                                                              ---------
Total incurred losses and LAE...............................      699.5
                                                              ---------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................      342.1
  Losses and LAE attributable to insured events of prior
    years...................................................      424.2
                                                              ---------
Total payments..............................................      766.3
                                                              ---------
Change in reinsurance recoverable on unpaid losses..........       44.3
Distribution of subsidiaries................................   (2,574.8)
                                                              ---------
Reserve for losses and LAE, end of year.....................  $  --
                                                              =========

As part of an ongoing process, the reserves have been re-estimated for all prior accident years and were decreased by $96.1 million in 1999.

Favorable development on prior years' loss reserves was $52.0 million for the year ended December 31, 1999. Favorable development on prior year's loss adjustment expense reserves was $44.1 million prior to the AFC corporate reorganization in 1999.

This favorable development reflected the Company's reserving philosophy consistently applied. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

19.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected in the Consolidated Balance Sheets as of December 31, 2001 and 2000. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. In the second quarter of 2001, the Company recognized a pre-tax benefit of $7.7 million resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because on a statutory accounting basis policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, post retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001 the Company adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by state authorities. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount that total capital and surplus would have been had the accounting principles been applied retroactively for all periods. As of January 1, 2001, the Company recorded a cumulative effect adjustment of $45.0 million. Included in this total adjustment is an increase in surplus of $49.7 million related to the establishment of deferred tax assets and reductions in surplus totaled $4.7 million and resulted from the change in valuations of post employment benefits and non-admitted assets.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $  322.6
  Life and Health Companies.................................    (44.9)     (43.6)      239.0

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $  --
  Life and Health Companies.................................    377.9      528.5       590.1

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policyowners of the Allmerica Select Separate Account II of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Allmerica Select Separate Account II of First Allmerica Financial Life Insurance Company at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 28, 2002

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                           AIT          AIT          AIT                   AIT           AIT
                                   AIT         AIT        SELECT       SELECT      SELECT       AIT       SELECT       SELECT
                                  EQUITY      MONEY     AGGRESSIVE    CAPITAL     EMERGING    SELECT    GROWTH AND  INTERNATIONAL
                                  INDEX       MARKET      GROWTH    APPRECIATION   MARKETS    GROWTH      INCOME       EQUITY
                                ----------  ----------  ----------  ------------  ---------  ---------  ----------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment
  Trust.......................  $    3,364  $  788,224  $ 335,285    $  355,968   $  79,035  $ 381,284  $ 512,686    $  227,015
Investments in shares of AIM
  Variable Insurance Funds....          --          --         --            --          --         --         --            --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc............          --          --         --            --          --         --         --            --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP).........          --          --         --            --          --         --         --            --
Investment in shares of
  Franklin Templeton Insurance
  Products Trust..............          --          --         --            --          --         --         --            --
Investment in shares of
  INVESCO Variable Investment
  Funds, Inc..................          --          --         --            --          --         --         --            --
Investment in shares of Janus
  Aspen Series (Service
  Shares).....................          --          --         --            --          --         --         --            --
Investment in shares of T.
  Rowe Price International
  Series, Inc.................          --          --         --            --          --         --         --            --
                                ----------  ----------  ---------    ----------   ---------  ---------  ---------    ----------
  Total assets................       3,364     788,224    335,285       355,968      79,035    381,284    512,686       227,015
LIABILITIES:
Payable to First Allmerica
  Financial Life Insurance
  Company (Sponsor)...........          --      43,317         --            --          --         --         --            --
                                ----------  ----------  ---------    ----------   ---------  ---------  ---------    ----------
  Net assets..................  $    3,364  $  744,907  $ 335,285    $  355,968   $  79,035  $ 381,284  $ 512,686    $  227,015
                                ==========  ==========  =========    ==========   =========  =========  =========    ==========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies......  $    1,547  $  744,907  $ 335,285    $  355,968   $  79,035  $ 381,284  $ 512,686    $  227,015
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor).................       1,817          --         --            --          --         --         --            --
                                ----------  ----------  ---------    ----------   ---------  ---------  ---------    ----------
                                $    3,364  $  744,907  $ 335,285    $  355,968   $  79,035  $ 381,284  $ 512,686    $  227,015
                                ==========  ==========  =========    ==========   =========  =========  =========    ==========
Units outstanding,
  December 31, 2001...........       3,703     657,499    414,529       272,717      87,811    481,269    561,006       252,933
Net asset value per unit,
  December 31, 2001...........  $ 0.908462  $ 1.132941  $0.808833    $ 1.305263   $0.900056  $0.792248  $0.913869    $ 0.897529

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                   AIT          AIT         AIT         AIT                   ALLIANCE   ALLIANCE
                                  SELECT       SELECT     SELECT      SELECT      AIM V.I.     GROWTH     PREMIER     FIDELITY
                                INVESTMENT   STRATEGIC   STRATEGIC     VALUE     AGGRESSIVE  AND INCOME   GROWTH         VIP
                               GRADE INCOME    GROWTH     INCOME    OPPORTUNITY    GROWTH     CLASS B     CLASS B   EQUITY-INCOME
                               ------------  ----------  ---------  -----------  ----------  ----------  ---------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment
  Trust......................   $  255,806   $   86,090  $  10,055  $  360,472   $      --   $      --   $      --    $      --
Investments in shares of AIM
  Variable Insurance Funds...           --           --         --          --       1,742          --          --           --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc...........           --           --         --          --          --       3,563       2,262           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)........           --           --         --          --          --          --          --      366,599
Investment in shares of
  Franklin Templeton
  Insurance Products Trust...           --           --         --          --          --          --          --           --
Investment in shares of
  INVESCO Variable Investment
  Funds, Inc.................           --           --         --          --          --          --          --           --
Investment in shares of Janus
  Aspen Series (Service
  Shares)....................           --           --         --          --          --          --          --           --
Investment in shares of T.
  Rowe Price International
  Series, Inc................           --           --         --          --          --          --          --           --
                                ----------   ----------  ---------  ----------   ---------   ---------   ---------    ---------
  Total assets...............      255,806       86,090     10,055     360,472       1,742       3,563       2,262      366,599
LIABILITIES:
Payable to First Allmerica
  Financial Life Insurance
  Company (Sponsor)..........           --           --         --          --          --          --          --           --
                                ----------   ----------  ---------  ----------   ---------   ---------   ---------    ---------
  Net assets.................   $  255,806   $   86,090  $  10,055  $  360,472   $   1,742   $   3,563   $   2,262    $ 366,599
                                ==========   ==========  =========  ==========   =========   =========   =========    =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies.....   $  255,806   $   86,090  $   7,975  $  360,472   $      12   $   1,704   $     545    $ 366,599
  Value of investment by
    First Allmerica Financial
    Life Insurance Company
    (Sponsor)................           --           --      2,080          --       1,730       1,859       1,717           --
                                ----------   ----------  ---------  ----------   ---------   ---------   ---------    ---------
                                $  255,806   $   86,090  $  10,055  $  360,472   $   1,742   $   3,563   $   2,262    $ 366,599
                                ==========   ==========  =========  ==========   =========   =========   =========    =========
Units outstanding,
  December 31, 2001..........      221,295      170,602      9,669     263,350       2,014       3,833       2,635      340,322
Net asset value per unit,
  December 31, 2001..........   $ 1.155952   $ 0.504624  $1.039944  $ 1.368796   $0.864965   $0.929591   $0.858628    $1.077213

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                                            FT VIP      FT VIP     INVESCO   JANUS ASPEN         T. ROWE
                                   FIDELITY    FIDELITY    FRANKLIN     MUTUAL       VIF       GROWTH             PRICE
                                     VIP          VIP      SMALL CAP    SHARES     HEALTH      SERVICE        INTERNATIONAL
                                    GROWTH    HIGH INCOME   CLASS 2    CLASS 2    SCIENCES     SHARES             STOCK
                                  ----------  -----------  ---------  ----------  ---------  -----------  ---------------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $       --  $       --   $     --   $       --  $     --    $      --         $      --
Investments in shares of AIM
  Variable Insurance Funds......          --          --         --           --        --           --                --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............          --          --         --           --        --           --                --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........     439,728     186,643         --           --        --           --                --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................          --          --      4,317        5,236        --           --                --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................          --          --         --           --     3,236           --                --
Investment in shares of Janus
  Aspen Series (Service
  Shares).......................          --          --         --           --        --        2,944                --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................          --          --         --           --        --           --           144,544
                                  ----------  ----------   ---------  ----------  ---------   ---------         ---------
  Total assets..................     439,728     186,643      4,317        5,236     3,236        2,944           144,544
LIABILITIES:
Payable to First Allmerica
  Financial Life Insurance
  Company (Sponsor).............          --          --         --           --        --           --                --
                                  ----------  ----------   ---------  ----------  ---------   ---------         ---------
  Net assets....................  $  439,728  $  186,643   $  4,317   $    5,236  $  3,236    $   2,944         $ 144,544
                                  ==========  ==========   =========  ==========  =========   =========         =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $  439,728  $  186,643   $  2,453   $    3,262  $  1,193    $   1,366         $ 144,544
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor)...................          --          --      1,864        1,974     2,043        1,578                --
                                  ----------  ----------   ---------  ----------  ---------   ---------         ---------
                                  $  439,728  $  186,643   $  4,317   $    5,236  $  3,236    $   2,944         $ 144,544
                                  ==========  ==========   =========  ==========  =========   =========         =========
Units outstanding, December 31,
  2001..........................     445,919     259,169      4,632        5,305     3,168        3,730           178,345
Net asset value per unit,
  December 31, 2001.............  $ 0.986116  $ 0.720161   $0.932066  $ 0.986954  $1.021575   $0.789128         $0.810474

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS

                                                               AIT                                     AIT SELECT
                                  AIT                      MONEY MARKET                            AGGRESSIVE GROWTH
                              EQUITY INDEX      FOR THE YEAR ENDED                         FOR THE YEAR ENDED
                                FOR THE            DECEMBER 31,           FOR THE             DECEMBER 31,            FOR THE
                             PERIOD 5/1/01*  ------------------------  PERIOD 1/4/99*  --------------------------  PERIOD 1/4/99*
                              TO 12/31/01       2001         2000       TO 12/31/99        2001          2000       TO 12/31/99
                             --------------  -----------  -----------  --------------  ------------  ------------  --------------
INVESTMENT INCOME:
  Dividends................      $  22         $15,782      $14,188        $4,240       $      --     $      --       $    --
EXPENSES:
  Mortality and expense
    risk fees..............         12           2,746        1,473           521           2,143         1,993           151
  Administrative expense
    fees...................          2             633          345           122             495           467            35
                                 -----         -------      -------        ------       ---------     ---------       -------
    Total expenses.........         14           3,379        1,818           643           2,638         2,460           186
                                 -----         -------      -------        ------       ---------     ---------       -------
    Net investment income
      (loss)...............          8          12,403       12,370         3,597          (2,638)       (2,460)         (186)
                                 -----         -------      -------        ------       ---------     ---------       -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors.....        186              --           --            --          80,680        57,373            --
  Net realized gain (loss)
    from sales of
    investments............         (3)             --           --            --         (41,626)       (2,532)           68
                                 -----         -------      -------        ------       ---------     ---------       -------
    Net realized gain
      (loss)...............        183              --           --            --          39,054        54,841            68
  Net unrealized gain
    (loss).................       (419)             --           --            --        (117,191)     (160,808)       23,555
                                 -----         -------      -------        ------       ---------     ---------       -------
    Net realized and
      unrealized gain
      (loss)...............       (236)             --           --            --         (78,137)     (105,967)       23,623
                                 -----         -------      -------        ------       ---------     ---------       -------
    Net increase (decrease)
      in net assets from
      operations...........      $(228)        $12,403      $12,370        $3,597       $ (80,775)    $(108,427)      $23,437
                                 =====         =======      =======        ======       =========     =========       =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                              AIT SELECT                             AIT SELECT
                                         CAPITAL APPRECIATION                     EMERGING MARKETS
                                  FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                     DECEMBER 31,         FOR THE           DECEMBER 31,           FOR THE
                                  -------------------  PERIOD 1/4/99*  -----------------------  PERIOD 1/4/99*
                                    2001       2000     TO 12/31/99       2001        2000       TO 12/31/99
                                  ---------  --------  --------------  ----------  -----------  --------------
INVESTMENT INCOME:
  Dividends.....................  $     --   $    --      $    --       $    --     $     70        $   47
EXPENSES:
  Mortality and expense risk
    fees........................     1,960     1,498           97           373          301            44
  Administrative expense fees...       452       351           22            87           70            11
                                  --------   -------      -------       -------     --------        ------
    Total expenses..............     2,412     1,849          119           460          371            55
                                  --------   -------      -------       -------     --------        ------
    Net investment income
      (loss)....................    (2,412)   (1,849)        (119)         (460)        (301)           (8)
                                  --------   -------      -------       -------     --------        ------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....    24,036     7,678            2            --        1,465            --
  Net realized gain (loss) from
    sales of investments........       (73)      694           37        (4,471)         (22)           16
                                  --------   -------      -------       -------     --------        ------
    Net realized gain (loss)....    23,963     8,372           39        (4,471)       1,443            16
  Net unrealized gain (loss)....   (22,086)    3,914       11,923         4,105      (24,005)        6,804
                                  --------   -------      -------       -------     --------        ------
    Net realized and unrealized
      gain (loss)...............     1,877    12,286       11,962          (366)     (22,562)        6,820
                                  --------   -------      -------       -------     --------        ------
    Net increase (decrease) in
      net assets from
      operations................  $   (535)  $10,437      $11,843       $  (826)    $(22,863)       $6,812
                                  ========   =======      =======       =======     ========        ======


                                              AIT SELECT GROWTH
                                     FOR THE YEAR ENDED
                                        DECEMBER 31,            FOR THE
                                  -------------------------  PERIOD 1/4/99*
                                      2001         2000       TO 12/31/99
                                  ------------  -----------  --------------
INVESTMENT INCOME:
  Dividends.....................   $      --     $     --       $     1
EXPENSES:
  Mortality and expense risk
    fees........................       2,557        2,628           314
  Administrative expense fees...         591          616            74
                                   ---------     --------       -------
    Total expenses..............       3,148        3,244           388
                                   ---------     --------       -------
    Net investment income
      (loss)....................      (3,148)      (3,244)         (387)
                                   ---------     --------       -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....      20,563       46,000            44
  Net realized gain (loss) from
    sales of investments........     (34,079)         (36)          965
                                   ---------     --------       -------
    Net realized gain (loss)....     (13,516)      45,964         1,009
  Net unrealized gain (loss)....     (99,842)    (130,595)       43,945
                                   ---------     --------       -------
    Net realized and unrealized
      gain (loss)...............    (113,358)     (84,631)       44,954
                                   ---------     --------       -------
    Net increase (decrease) in
      net assets from
      operations................   $(116,506)    $(87,875)      $44,567
                                   =========     ========       =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                              AIT SELECT                             AIT SELECT
                                          GROWTH AND INCOME                     INTERNATIONAL EQUITY
                                  FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                     DECEMBER 31,        FOR THE            DECEMBER 31,           FOR THE
                                  ------------------  PERIOD 1/4/99*  ------------------------  PERIOD 1/4/99*
                                    2001      2000     TO 12/31/99       2001         2000       TO 12/31/99
                                  --------  --------  --------------  -----------  -----------  --------------
INVESTMENT INCOME:
  Dividends.....................  $  2,714  $  2,809     $   338       $  3,967     $    885       $    --
EXPENSES:
  Mortality and expense risk
    fees........................     3,180     2,435         265          1,628        1,316           170
  Administrative expense fees...       734       572          63            375          309            40
                                  --------  --------     -------       --------     --------       -------
    Total expenses..............     3,914     3,007         328          2,003        1,625           210
                                  --------  --------     -------       --------     --------       -------
    Net investment income
      (loss)....................    (1,200)     (198)         10          1,964         (740)         (210)
                                  --------  --------     -------       --------     --------       -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....        --    58,463         175         46,156        6,041            --
  Net realized gain (loss) from
    sales of investments........   (25,250)   (1,184)        395        (16,736)         405            66
                                  --------  --------     -------       --------     --------       -------
    Net realized gain (loss)....   (25,250)   57,279         570         29,420        6,446            66
  Net unrealized gain (loss)....   (36,776) (107,895)     17,129        (93,857)     (24,522)       21,503
                                  --------  --------     -------       --------     --------       -------
    Net realized and unrealized
      gain (loss)...............   (62,026)  (50,616)     17,699        (64,437)     (18,076)       21,569
                                  --------  --------     -------       --------     --------       -------
    Net increase (decrease) in
      net assets from
      operations................  $(63,226) $(50,814)    $17,709       $(62,473)    $(18,816)      $21,359
                                  ========  ========     =======       ========     ========       =======

                                                AIT SELECT
                                         INVESTMENT GRADE INCOME
                                    FOR THE YEAR ENDED
                                       DECEMBER 31,          FOR THE
                                  ----------------------  PERIOD 1/4/99*
                                     2001        2000      TO 12/31/99
                                  ----------  ----------  --------------
INVESTMENT INCOME:
  Dividends.....................   $19,174     $ 9,878       $ 1,980
EXPENSES:
  Mortality and expense risk
    fees........................     2,027         914           129
  Administrative expense fees...       468         214            31
                                   -------     -------       -------
    Total expenses..............     2,495       1,128           160
                                   -------     -------       -------
    Net investment income
      (loss)....................    16,679       8,750         1,820
                                   -------     -------       -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....        --          --             4
  Net realized gain (loss) from
    sales of investments........     6,523          14            (7)
                                   -------     -------       -------
    Net realized gain (loss)....     6,523          14            (3)
  Net unrealized gain (loss)....      (323)      5,554        (1,456)
                                   -------     -------       -------
    Net realized and unrealized
      gain (loss)...............     6,200       5,568        (1,459)
                                   -------     -------       -------
    Net increase (decrease) in
      net assets from
      operations................   $22,879     $14,318       $   361
                                   =======     =======       =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                           AIT
                                              AIT SELECT                  SELECT                     AIT SELECT
                                           STRATEGIC GROWTH             STRATEGIC                VALUE OPPORTUNITY
                                  FOR THE YEAR ENDED                      INCOME         FOR THE YEAR ENDED
                                     DECEMBER 31,        FOR THE         FOR THE            DECEMBER 31,        FOR THE PERIOD
                                  ------------------  PERIOD 1/4/99*  PERIOD 5/1/01*  ------------------------    1/4/99* TO
                                    2001      2000     TO 12/31/99     TO 12/31/01       2001         2000         12/31/99
                                  --------  --------  --------------  --------------  -----------  -----------  --------------
INVESTMENT INCOME:
  Dividends.....................  $     --  $      3      $  148          $ 118         $ 1,903      $   465        $   --
EXPENSES:
  Mortality and expense risk
    fees........................       391       406          60             18           2,016        1,092           131
  Administrative expense fees...        91        95          14              5             465          256            30
                                  --------  --------      ------          -----         -------      -------        ------
    Total expenses..............       482       501          74             23           2,481        1,348           161
                                  --------  --------      ------          -----         -------      -------        ------
    Net investment income
      (loss)....................      (482)     (498)         74             95            (578)        (883)         (161)
                                  --------  --------      ------          -----         -------      -------        ------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....        --     2,322          --            164          32,146        1,214            99
  Net realized gain (loss) from
    sales of investments........   (12,365)      177          20             --          10,843        1,861            --
                                  --------  --------      ------          -----         -------      -------        ------
    Net realized gain (loss)....   (12,365)    2,499          20            164          42,989        3,075            99
  Net unrealized gain (loss)....     2,189   (30,490)      6,176           (288)         (3,855)      46,996         6,554
                                  --------  --------      ------          -----         -------      -------        ------
    Net realized and unrealized
      gain (loss)...............   (10,176)  (27,991)      6,196           (124)         39,134       50,071         6,653
                                  --------  --------      ------          -----         -------      -------        ------
    Net increase (decrease) in
      net assets from
      operations................  $(10,658) $(28,489)     $6,270          $ (29)        $38,556      $49,188        $6,492
                                  ========  ========      ======          =====         =======      =======        ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                     ALLIANCE        ALLIANCE
                                     AIM V.I.         GROWTH         PREMIER                    FIDELITY VIP
                                    AGGRESSIVE      AND INCOME        GROWTH                    EQUITY-INCOME
                                      GROWTH         CLASS B         CLASS B         FOR THE YEAR ENDED
                                     FOR THE         FOR THE         FOR THE            DECEMBER 31,         FOR THE PERIOD
                                  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  -------------------------    1/4/99* TO
                                   TO 12/31/01     TO 12/31/01     TO 12/31/01        2001         2000         12/31/99
                                  --------------  --------------  --------------  ------------  -----------  --------------
INVESTMENT INCOME:
  Dividends.....................      $  --           $  11           $  --         $  5,313      $ 2,719        $   --
EXPENSES:
  Mortality and expense risk
    fees........................          8              10               8            2,352        1,407           211
  Administrative expense fees...          2               3               2              543          330            50
                                      -----           -----           -----         --------      -------        ------
    Total expenses..............         10              13              10            2,895        1,737           261
                                      -----           -----           -----         --------      -------        ------
    Net investment income
     (loss).....................        (10)             (2)            (10)           2,418          982          (261)
                                      -----           -----           -----         --------      -------        ------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....         --              81              99           14,927       10,245             1
  Net realized gain (loss) from
    sales of investments........         (1)             (7)            (15)          (5,397)        (305)            1
                                      -----           -----           -----         --------      -------        ------
    Net realized gain (loss)....         (1)             74              84            9,530        9,940             2
  Net unrealized gain (loss)....       (259)           (180)           (339)         (28,123)      13,126         3,290
                                      -----           -----           -----         --------      -------        ------
    Net realized and unrealized
     gain (loss)................       (260)           (106)           (255)         (18,593)      23,066         3,292
                                      -----           -----           -----         --------      -------        ------
    Net increase (decrease) in
     net assets from
     operations.................      $(270)          $(108)          $(265)        $(16,175)     $24,048        $3,031
                                      =====           =====           =====         ========      =======        ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                                    FT VIP
                                               FIDELITY                             FIDELITY VIP                   FRANKLIN
                                              VIP GROWTH                            HIGH INCOME                   SMALL CAP
                                  FOR THE YEAR ENDED                     FOR THE YEAR ENDED                        CLASS 2
                                     DECEMBER 31,        FOR THE            DECEMBER 31,           FOR THE         FOR THE
                                  ------------------  PERIOD 1/4/99*  ------------------------  PERIOD 1/4/99*  PERIOD 5/1/01*
                                    2001      2000     TO 12/31/99       2001         2000       TO 12/31/99     TO 12/31/01
                                  --------  --------  --------------  -----------  -----------  --------------  --------------
INVESTMENT INCOME:
  Dividends.....................  $    325  $    210     $    --       $ 22,335     $  8,533        $    2          $    7
EXPENSES:
  Mortality and expense risk
    fees........................     3,015     2,429          93          1,289        1,015           179              24
  Administrative expense fees...       696       570          22            298          238            42               5
                                  --------  --------     -------       --------     --------        ------          ------
    Total expenses..............     3,711     2,999         115          1,587        1,253           221              29
                                  --------  --------     -------       --------     --------        ------          ------
    Net investment income
     (loss).....................    (3,386)   (2,789)       (115)        20,748        7,280          (219)            (22)
                                  --------  --------     -------       --------     --------        ------          ------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....    30,522    20,860           2             --           --            --              --
  Net realized gain (loss) from
    sales of investments........   (52,605)   (1,108)         26        (22,818)      (1,046)            4           1,710
                                  --------  --------     -------       --------     --------        ------          ------
    Net realized gain (loss)....   (22,083)   19,752          28        (22,818)      (1,046)            4           1,710
  Net unrealized gain (loss)....   (58,359)  (87,357)     11,081        (24,868)     (50,792)        4,259             591
                                  --------  --------     -------       --------     --------        ------          ------
    Net realized and unrealized
     gain (loss)................   (80,442)  (67,605)     11,109        (47,686)     (51,838)        4,263           2,301
                                  --------  --------     -------       --------     --------        ------          ------
    Net increase (decrease) in
     net assets from
     operations.................  $(83,828) $(70,394)    $10,994       $(26,938)    $(44,558)       $4,044          $2,279
                                  ========  ========     =======       ========     ========        ======          ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                     INVESCO
                                      FT VIP           VIF         JANUS ASPEN                  T. ROWE PRICE
                                  MUTUAL SHARES       HEALTH          GROWTH                 INTERNATIONAL STOCK
                                     CLASS 2         SCIENCES     SERVICE SHARES      FOR THE YEAR ENDED
                                     FOR THE         FOR THE         FOR THE             DECEMBER 31,            FOR THE
                                  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  --------------------------  PERIOD 1/4/99*
                                   TO 12/31/01     TO 12/31/01     TO 12/31/01        2001          2000       TO 12/31/99
                                  --------------  --------------  --------------  ------------  ------------  --------------
INVESTMENT INCOME:
  Dividends.....................      $  36            $11            $  --         $  3,036      $  1,284       $   367
EXPENSES:
  Mortality and expense risk
    fees........................         15             12               10            1,069         1,057           127
  Administrative expense fees...          3              2                3              247           248            30
                                      -----            ---            -----         --------      --------       -------
    Total expenses..............         18             14               13            1,316         1,305           157
                                      -----            ---            -----         --------      --------       -------
    Net investment income
     (loss).....................         18             (3)             (13)           1,720           (21)          210
                                      -----            ---            -----         --------      --------       -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....        122             --                3               --         6,165         1,153
  Net realized gain (loss) from
    sales of investments........        (13)            --              (13)         (23,013)         (234)          394
                                      -----            ---            -----         --------      --------       -------
    Net realized gain (loss)....        109             --              (10)         (23,013)        5,931         1,547
  Net unrealized gain (loss)....       (156)            87             (477)         (19,054)      (40,779)       17,259
                                      -----            ---            -----         --------      --------       -------
    Net realized and unrealized
     gain (loss)................        (47)            87             (487)         (42,067)      (34,848)       18,806
                                      -----            ---            -----         --------      --------       -------
    Net increase (decrease) in
     net assets from
     operations.................      $ (29)           $84            $(500)        $(40,347)     $(34,869)      $19,016
                                      =====            ===            =====         ========      ========       =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         AIT SELECT
                                    AIT                    AIT MONEY MARKET                          AGGRESSIVE GROWTH
                                EQUITY INDEX          YEAR ENDED                                 YEAR ENDED
                                PERIOD FROM          DECEMBER 31,             FOR THE           DECEMBER 31,          FOR THE
                                 5/1/01* TO   ---------------------------  PERIOD 1/4/99*  ----------------------  PERIOD 1/4/99*
                                  12/31/01        2001          2000        TO 12/31/99       2001        2000      TO 12/31/99
                                ------------  ------------  -------------  --------------  ----------  ----------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss)..................     $    8      $   12,403    $    12,370    $     3,597    $  (2,638)  $  (2,460)     $   (186)
    Net realized gain
      (loss)..................        183              --             --             --       39,054      54,841            68
    Net unrealized gain
      (loss)..................       (419)             --             --             --     (117,191)   (160,808)       23,555
                                   ------      ----------    -----------    -----------    ---------   ---------      --------
    Net increase (decrease) in
      net assets from
      operations..............       (228)         12,403         12,370          3,597      (80,775)   (108,427)       23,437
                                   ------      ----------    -----------    -----------    ---------   ---------      --------
  FROM POLICY TRANSACTIONS:
    Net premiums..............         57       1,180,846      2,311,670      1,392,350       88,964      39,713        13,531
    Terminations..............         --        (114,953)            (2)            --         (833)       (814)           --
    Insurance and other
      charges.................        (17)        (62,697)       (28,216)       (12,873)     (33,400)    (18,879)       (1,966)
    Transfers between
      sub-accounts (including
      fixed account), net.....      1,552        (318,228)    (2,361,081)    (1,257,567)      22,048     303,569        96,296
    Other transfers from (to)
      the General Account.....         --          (6,912)        (4,605)        (1,193)      (2,054)     (5,161)           42
    Net increase (decrease) in
      investment by Sponsor...      2,000              --            (22)            20           --         (26)           20
                                   ------      ----------    -----------    -----------    ---------   ---------      --------
    Net increase (decrease) in
      net assets from policy
      transactions............      3,592         678,056        (82,256)       120,737       74,725     318,402       107,923
                                   ------      ----------    -----------    -----------    ---------   ---------      --------
    Net increase (decrease) in
      net assets..............      3,364         690,459        (69,886)       124,334       (6,050)    209,975       131,360
  NET ASSETS:
    Beginning of year.........         --          54,448        124,334             --      341,335     131,360            --
                                   ------      ----------    -----------    -----------    ---------   ---------      --------
    End of year...............     $3,364      $  744,907    $    54,448    $   124,334    $ 335,285   $ 341,335      $131,360
                                   ======      ==========    ===========    ===========    =========   =========      ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              AIT SELECT                            AIT SELECT
                                         CAPITAL APPRECIATION                    EMERGING MARKETS
                                      YEAR ENDED                            YEAR ENDED
                                     DECEMBER 31,        FOR THE           DECEMBER 31,           FOR THE
                                  ------------------  PERIOD 1/4/99*  -----------------------  PERIOD 1/4/99*
                                    2001      2000     TO 12/31/99       2001        2000       TO 12/31/99
                                  --------  --------  --------------  ----------  -----------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss)....................  $ (2,412) $ (1,849)    $  (119)      $  (460)    $   (301)      $    (8)
    Net realized gain (loss)....    23,963     8,372          39        (4,471)       1,443            16
    Net unrealized gain
      (loss)....................   (22,086)    3,914      11,923         4,105      (24,005)        6,804
                                  --------  --------     -------       -------     --------       -------
    Net increase (decrease) in
      net assets from
      operations................      (535)   10,437      11,843          (826)     (22,863)        6,812
                                  --------  --------     -------       -------     --------       -------
  FROM POLICY TRANSACTIONS:
    Net premiums................    50,267    20,565       6,511        14,879        9,637         3,058
    Terminations................    (1,710)   (1,390)         --        (1,075)         (49)           --
    Insurance and other
      charges...................   (25,189)  (11,987)     (1,217)       (7,034)      (4,001)         (529)
    Transfers between
      sub-accounts (including
      fixed account), net.......    47,939   198,914      56,188        17,174       41,784        22,744
    Other transfers from (to)
      the General Account.......      (376)   (4,284)         (1)         (670)         (10)            5
    Net increase (decrease) in
      investment by Sponsor.....        --       (27)         20            --          (21)           20
                                  --------  --------     -------       -------     --------       -------
    Net increase (decrease) in
      net assets from policy
      transactions..............    70,931   201,791      61,501        23,274       47,340        25,298
                                  --------  --------     -------       -------     --------       -------
    Net increase (decrease) in
      net assets................    70,396   212,228      73,344        22,448       24,477        32,110
  NET ASSETS:
    Beginning of year...........   285,572    73,344          --        56,587       32,110            --
                                  --------  --------     -------       -------     --------       -------
    End of year.................  $355,968  $285,572     $73,344       $79,035     $ 56,587       $32,110
                                  ========  ========     =======       =======     ========       =======

                                                  AIT SELECT
                                                    GROWTH
                                          YEAR ENDED
                                         DECEMBER 31,            FOR THE
                                  --------------------------  PERIOD 1/4/99*
                                      2001          2000       TO 12/31/99
                                  ------------  ------------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss)....................   $  (3,148)    $  (3,244)      $   (387)
    Net realized gain (loss)....     (13,516)       45,964          1,009
    Net unrealized gain
      (loss)....................     (99,842)     (130,595)        43,945
                                   ---------     ---------       --------
    Net increase (decrease) in
      net assets from
      operations................    (116,506)      (87,875)        44,567
                                   ---------     ---------       --------
  FROM POLICY TRANSACTIONS:
    Net premiums................      88,917        49,089         15,729
    Terminations................      (1,615)       (1,071)            --
    Insurance and other
      charges...................     (39,139)      (25,680)        (3,037)
    Transfers between
      sub-accounts (including
      fixed account), net.......        (769)      259,116        198,475
    Other transfers from (to)
      the General Account.......          78           (24)         1,033
    Net increase (decrease) in
      investment by Sponsor.....          --            --             (4)
                                   ---------     ---------       --------
    Net increase (decrease) in
      net assets from policy
      transactions..............      47,472       281,430        212,196
                                   ---------     ---------       --------
    Net increase (decrease) in
      net assets................     (69,034)      193,555        256,763
  NET ASSETS:
    Beginning of year...........     450,318       256,763             --
                                   ---------     ---------       --------
    End of year.................   $ 381,284     $ 450,318       $256,763
                                   =========     =========       ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              AIT SELECT                             AIT SELECT
                                           GROWTH AND INCOME                    INTERNATIONAL EQUITY
                                      YEAR ENDED                             YEAR ENDED
                                     DECEMBER 31,         FOR THE           DECEMBER 31,          FOR THE
                                  -------------------  PERIOD 1/4/99*  ----------------------  PERIOD 1/4/99*
                                    2001      2000      TO 12/31/99       2001        2000      TO 12/31/99
                                  --------  ---------  --------------  ----------  ----------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss)....................  $ (1,200) $    (198)    $     10      $  1,964    $   (740)     $   (210)
    Net realized gain (loss)....   (25,250)    57,279          570        29,420       6,446            66
    Net unrealized gain
      (loss)....................   (36,776)  (107,895)      17,129       (93,857)    (24,522)       21,503
                                  --------  ---------     --------      --------    --------      --------
    Net increase (decrease) in
      net assets from
      operations................   (63,226)   (50,814)      17,709       (62,473)    (18,816)       21,359
                                  --------  ---------     --------      --------    --------      --------
  FROM POLICY TRANSACTIONS:
    Net premiums................    69,669     45,084       12,570        47,134      29,626        15,194
    Terminations................    (3,621)      (498)          --        (1,884)       (654)           --
    Insurance and other
      charges...................   (54,759)   (26,437)      (2,629)      (28,410)    (15,773)       (1,920)
    Transfers between
      sub-accounts (including
      fixed account), net.......    59,389    347,664      162,752       (21,424)    153,274       112,457
    Other transfers from (to)
      the General Account.......      (616)       (55)         508          (746)        (20)           95
    Net increase (decrease) in
      investment by Sponsor.....        --         --           (4)           --          --            (4)
                                  --------  ---------     --------      --------    --------      --------
    Net increase (decrease) in
      net assets from policy
      transactions..............    70,062    365,758      173,197        (5,330)    166,453       125,822
                                  --------  ---------     --------      --------    --------      --------
    Net increase (decrease) in
      net assets................     6,836    314,944      190,906       (67,803)    147,637       147,181
  NET ASSETS:
    Beginning of year...........   505,850    190,906           --       294,818     147,181            --
                                  --------  ---------     --------      --------    --------      --------
    End of year.................  $512,686  $ 505,850     $190,906      $227,015    $294,818      $147,181
                                  ========  =========     ========      ========    ========      ========

                                                AIT SELECT
                                         INVESTMENT GRADE INCOME
                                        YEAR ENDED
                                       DECEMBER 31,          FOR THE
                                  ----------------------  PERIOD 1/4/99*
                                     2001        2000      TO 12/31/99
                                  ----------  ----------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss)....................   $ 16,679    $  8,750      $ 1,820
    Net realized gain (loss)....      6,523          14           (3)
    Net unrealized gain
      (loss)....................       (323)      5,554       (1,456)
                                   --------    --------      -------
    Net increase (decrease) in
      net assets from
      operations................     22,879      14,318          361
                                   --------    --------      -------
  FROM POLICY TRANSACTIONS:
    Net premiums................     28,017      27,758        7,409
    Terminations................       (157)        (49)          --
    Insurance and other
      charges...................    (25,765)    (12,015)      (1,366)
    Transfers between
      sub-accounts (including
      fixed account), net.......     28,375      78,291       88,356
    Other transfers from (to)
      the General Account.......       (607)          1            1
    Net increase (decrease) in
      investment by Sponsor.....         --         (21)          20
                                   --------    --------      -------
    Net increase (decrease) in
      net assets from policy
      transactions..............     29,863      93,965       94,420
                                   --------    --------      -------
    Net increase (decrease) in
      net assets................     52,742     108,283       94,781
  NET ASSETS:
    Beginning of year...........    203,064      94,781           --
                                   --------    --------      -------
    End of year.................   $255,806    $203,064      $94,781
                                   ========    ========      =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          AIT
                                              AIT SELECT                SELECT                  AIT SELECT
                                           STRATEGIC GROWTH            STRATEGIC            VALUE OPPORTUNITY
                                      YEAR ENDED                        INCOME          YEAR ENDED
                                     DECEMBER 31,        FOR THE      PERIOD FROM      DECEMBER 31,         FOR THE
                                  ------------------  PERIOD 1/4/99*  5/1/01* TO   --------------------  PERIOD 1/4/99*
                                    2001      2000     TO 12/31/99     12/31/01      2001       2000      TO 12/31/99
                                  --------  --------  --------------  -----------  ---------  ---------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
     (loss).....................  $   (482) $   (498)    $    74        $    95    $   (578)  $   (883)     $  (161)
    Net realized gain (loss)....   (12,365)    2,499          20            164      42,989      3,075           99
    Net unrealized gain
     (loss).....................     2,189   (30,490)      6,176           (288)     (3,855)    46,996        6,554
                                  --------  --------     -------        -------    --------   --------      -------
    Net increase (decrease) in
     net assets from
     operations.................   (10,658)  (28,489)      6,270            (29)     38,556     49,188        6,492
                                  --------  --------     -------        -------    --------   --------      -------
  FROM POLICY TRANSACTIONS:
    Net premiums................    16,739     6,362       2,475          1,978      36,955     15,890        6,878
    Terminations................      (607)     (260)         --             --      (1,309)      (115)          --
    Insurance and other
     charges....................    (6,680)   (4,087)       (737)          (165)    (29,153)   (11,717)      (1,387)
    Transfers between
     sub-accounts (including
     fixed account), net........    27,017    34,590      44,919          6,269      39,910    139,348       78,057
    Other transfers from (to)
     the General Account........      (647)     (125)          3              2        (583)    (6,536)           1
    Net increase (decrease) in
     investment by Sponsor......        --       (15)         20          2,000          --        (23)          20
                                  --------  --------     -------        -------    --------   --------      -------
    Net increase (decrease) in
     net assets from policy
     transactions...............    35,822    36,465      46,680         10,084      45,820    136,847       83,569
                                  --------  --------     -------        -------    --------   --------      -------
    Net increase (decrease) in
     net assets.................    25,164     7,976      52,950         10,055      84,376    186,035       90,061
  NET ASSETS:
    Beginning of year...........    60,926    52,950          --             --     276,096     90,061           --
                                  --------  --------     -------        -------    --------   --------      -------
    End of year.................  $ 86,090  $ 60,926     $52,950        $10,055    $360,472   $276,096      $90,061
                                  ========  ========     =======        =======    ========   ========      =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                ALLIANCE     ALLIANCE
                                   AIM V.I.      GROWTH       PREMIER                 FIDELITY VIP
                                  AGGRESSIVE   AND INCOME     GROWTH                 EQUITY-INCOME
                                    GROWTH       CLASS B      CLASS B          YEAR ENDED
                                  PERIOD FROM  PERIOD FROM  PERIOD FROM       DECEMBER 31,          FOR THE
                                  5/1/01* TO   5/1/01* TO   5/1/01* TO   ----------------------  PERIOD 1/4/99*
                                   12/31/01     12/31/01     12/31/01       2001        2000      TO 12/31/99
                                  -----------  -----------  -----------  ----------  ----------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
     (loss).....................    $  (10)      $   (2)      $  (10)     $  2,418    $    982      $   (261)
    Net realized gain (loss)....        (1)          74           84         9,530       9,940             2
    Net unrealized gain
     (loss).....................      (259)        (180)        (339)      (28,123)     13,126         3,290
                                    ------       ------       ------      --------    --------      --------
    Net increase (decrease) in
     net assets from
     operations.................      (270)        (108)        (265)      (16,175)     24,048         3,031
                                    ------       ------       ------      --------    --------      --------
  FROM POLICY TRANSACTIONS:
    Net premiums................        --          100          260        38,079      18,236        11,895
    Terminations................        --           --           --        (1,824)        (81)           --
    Insurance and other
     charges....................        (1)         (78)         (70)      (29,091)    (13,185)       (2,274)
    Transfers between
     sub-accounts (including
     fixed account), net........        13        1,649          337        47,070     146,138       141,490
    Other transfers from (to)
     the General Account........        --           --           --          (684)        (33)          (40)
    Net increase (decrease) in
     investment by Sponsor......     2,000        2,000        2,000            --          --            (1)
                                    ------       ------       ------      --------    --------      --------
    Net increase (decrease) in
     net assets from policy
     transactions...............     2,012        3,671        2,527        53,550     151,075       151,070
                                    ------       ------       ------      --------    --------      --------
    Net increase (decrease) in
     net assets.................     1,742        3,563        2,262        37,375     175,123       154,101
  NET ASSETS:
    Beginning of year...........        --           --           --       329,224     154,101            --
                                    ------       ------       ------      --------    --------      --------
    End of year.................    $1,742       $3,563       $2,262      $366,599    $329,224      $154,101
                                    ======       ======       ======      ========    ========      ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                  FT VIP
                                               FIDELITY                               FIDELITY                   FRANKLIN
                                              VIP GROWTH                          VIP HIGH INCOME                SMALL CAP
                                      YEAR ENDED                             YEAR ENDED                           CLASS 2
                                     DECEMBER 31,        FOR THE            DECEMBER 31,           FOR THE      PERIOD FROM
                                  ------------------  PERIOD 1/4/99*  ------------------------  PERIOD 1/4/99*  5/1/01* TO
                                    2001      2000     TO 12/31/99       2001         2000       TO 12/31/99     12/31/01
                                  --------  --------  --------------  -----------  -----------  --------------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss)....................  $ (3,386) $ (2,789)    $  (115)      $ 20,748     $  7,280       $   (219)      $  (22)
    Net realized gain (loss)....   (22,083)   19,752          28        (22,818)      (1,046)             4        1,710
    Net unrealized gain
      (loss)....................   (58,359)  (87,357)     11,081        (24,868)     (50,792)         4,259          591
                                  --------  --------     -------       --------     --------       --------       ------
    Net increase (decrease) in
      net assets from
      operations................   (83,828)  (70,394)     10,994        (26,938)     (44,558)         4,044        2,279
                                  --------  --------     -------       --------     --------       --------       ------
  FROM POLICY TRANSACTIONS:
    Net premiums................    83,676    36,616      11,885         28,467       12,191          8,425          475
    Terminations................    (3,985)     (977)         --           (327)         (50)            --           --
    Insurance and other
      charges...................   (38,121)  (19,658)     (1,814)       (18,899)     (11,878)        (2,407)        (250)
    Transfers between
      sub-accounts (including
      fixed account), net.......    18,950   435,075      67,806         35,254       91,723        112,029         (187)
    Other transfers from (to)
      the General Account.......      (446)   (6,075)         33           (436)           5             (1)          --
    Net increase (decrease) in
      investment by Sponsor.....        --       (29)         20             --           --             (1)       2,000
                                  --------  --------     -------       --------     --------       --------       ------
    Net increase (decrease) in
      net assets from policy
      transactions..............    60,074   444,952      77,930         44,059       91,991        118,045        2,038
                                  --------  --------     -------       --------     --------       --------       ------
    Net increase (decrease) in
      net assets................   (23,754)  374,558      88,924         17,121       47,433        122,089        4,317
  NET ASSETS:
    Beginning of year...........   463,482    88,924          --        169,522      122,089             --           --
                                  --------  --------     -------       --------     --------       --------       ------
    End of year.................  $439,728  $463,482     $88,924       $186,643     $169,522       $122,089       $4,317
                                  ========  ========     =======       ========     ========       ========       ======

                                    FT VIP
                                    MUTUAL
                                    SHARES
                                    CLASS 2
                                  PERIOD FROM
                                  5/1/01* TO
                                   12/31/01
                                  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss)....................    $   18
    Net realized gain (loss)....       109
    Net unrealized gain
      (loss)....................      (156)
                                    ------
    Net increase (decrease) in
      net assets from
      operations................       (29)
                                    ------
  FROM POLICY TRANSACTIONS:
    Net premiums................       515
    Terminations................        --
    Insurance and other
      charges...................      (207)
    Transfers between
      sub-accounts (including
      fixed account), net.......     2,957
    Other transfers from (to)
      the General Account.......        --
    Net increase (decrease) in
      investment by Sponsor.....     2,000
                                    ------
    Net increase (decrease) in
      net assets from policy
      transactions..............     5,265
                                    ------
    Net increase (decrease) in
      net assets................     5,236
  NET ASSETS:
    Beginning of year...........        --
                                    ------
    End of year.................    $5,236
                                    ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    INVESCO    JANUS ASPEN
                                      VIF        GROWTH                 T. ROWE PRICE
                                    HEALTH       SERVICE             INTERNATIONAL STOCK
                                   SCIENCES      SHARES       FOR THE YEAR ENDED
                                  PERIOD FROM  PERIOD FROM       DECEMBER 31,          FOR THE
                                  5/1/01* TO   5/1/01* TO   ----------------------  PERIOD 1/4/99*
                                   12/31/01     12/31/01       2001        2000      TO 12/31/99
                                  -----------  -----------  ----------  ----------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
     (loss).....................    $   (3)      $  (13)     $  1,720    $    (21)     $    210
    Net realized gain (loss)....        --          (10)      (23,013)      5,931         1,547
    Net unrealized gain
     (loss).....................        87         (477)      (19,054)    (40,779)       17,259
                                    ------       ------      --------    --------      --------
    Net increase (decrease) in
     net assets from
     operations.................        84         (500)      (40,347)    (34,869)       19,016
                                    ------       ------      --------    --------      --------
  FROM POLICY TRANSACTIONS:
    Net premiums................        55           36        34,811      16,079         8,728
    Terminations................        --           --        (1,562)       (765)           --
    Insurance and other
     charges....................       (20)         (57)      (15,209)    (11,432)       (1,398)
    Transfers between
     sub-accounts (including
     fixed account), net........     1,117        1,465       (31,710)    131,592        74,770
    Other transfers from (to)
     the General Account........        --           --          (230)     (3,255)          329
    Net increase (decrease) in
     investment by Sponsor......     2,000        2,000            --         (24)           20
                                    ------       ------      --------    --------      --------
    Net increase (decrease) in
     net assets from policy
     transactions...............     3,152        3,444       (13,900)    132,195        82,449
                                    ------       ------      --------    --------      --------
    Net increase (decrease) in
     net assets.................     3,236        2,944       (54,247)     97,326       101,465
  NET ASSETS:
    Beginning of year...........        --           --       198,791     101,465            --
                                    ------       ------      --------    --------      --------
    End of year.................    $3,236       $2,944      $144,544    $198,791      $101,465
                                    ======       ======      ========    ========      ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Allmerica Select Separate Account II ("the Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company ("FAFLIC"), established on June 1, 1996 for the purpose of separating from the general assets of FAFLIC those assets used to fund the variable portion of certain flexible premium variable life insurance policies ("the Policies") issued by FAFLIC. FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("the 1940 Act"). The Separate Account currently offers twenty-three Sub-Accounts. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP                                          INVESTMENT MANAGER
----------                                          ------------------
Allmerica Investment Trust ("AIT")                  Allmerica Financial Investment Management
                                                    Services, Inc. ('AFIMS')
AIM Variable Insurance Funds ("AIM V.I.")           A I M Advisors, Inc.
Alliance Variable Products Series Fund, Inc.        Alliance Capital Management, L.P.
(Class B) ("Alliance B")
Fidelity Variable Insurance Products Fund           Fidelity Management & Research Company ("FMR")
("Fidelity VIP")
Franklin Templeton Variable Insurance Products      Franklin Mutual Advisors, LLC
Trust (Class 2) ("FT VIP")
INVESCO Variable Investment Funds, Inc. ("INVESCO   INVESCO Funds Group, Inc.
VIF")
Janus Aspen Series (Service Shares) ("Janus         Janus Capital
Aspen")
T. Rowe Price International Series, Inc. ("T. Rowe  T. Rowe Price International
Price")

    The fund groups listed above are open-end, diversified, management investment companies registered under the 1940 Act. AFIMS is an indirect wholly owned subsidiary of FAFLIC.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FEDERAL INCOME TAXES -- The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). FAFLIC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. FAFLIC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

    Under the provisions of Section 817(h) of IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of IRC.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Underlying Funds at December 31, 2001 were as follows:

                                                                      PORTFOLIO INFORMATION
                                                                ---------------------------------
                                                                                        NET ASSET
                                                                NUMBER OF   AGGREGATE     VALUE
  INVESTMENT PORTFOLIO                                            SHARES       COST     PER SHARE
  --------------------                                          ----------  ----------  ---------
  AIT Equity Index Fund.......................................      1,239   $    3,783   $ 2.715
  AIT Money Market............................................    788,224      788,224     1.000
  AIT Select Aggressive Growth................................    268,014      589,729     1.251
  AIT Select Capital Appreciation.............................    183,489      362,217     1.940
  AIT Select Emerging Markets.................................    110,230       92,131     0.717
  AIT Select Growth...........................................    241,932      567,776     1.576
  AIT Select Growth and Income................................    409,167      640,228     1.253
  AIT Select International Equity.............................    203,967      323,891     1.113
  AIT Select Investment Grade Income..........................    231,289      252,031     1.106
  AIT Select Strategic Growth.................................    178,240      108,215     0.483
  AIT Select Strategic Income.................................      9,650       10,343     1.042
  AIT Select Value Opportunity................................    182,518      310,777     1.975
  AIM V.I. Aggressive Growth..................................        161        2,001    10.810
  Alliance Growth and Income Class B..........................        162        3,743    22.030
  Alliance Premier Growth Class B.............................         90        2,601    25.000
  Fidelity VIP Equity-Income..................................     16,114      378,306    22.750
  Fidelity VIP Growth.........................................     13,083      574,363    33.610
  Fidelity VIP High Income....................................     29,117      258,044     6.410
  FT VIP Franklin Small Cap Class 2...........................        242        3,726    17.850
  FT VIP Mutual Shares Class 2................................        373        5,392    14.030
  INVESCO VIF Health Sciences.................................        178        3,149    18.200
  Janus Aspen Growth Service Shares...........................        149        3,421    19.760
  T. Rowe Price International Stock...........................     12,602      187,118    11.470

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- EXPENSES AND RELATED PARTY TRANSACTIONS

    FAFLIC makes a daily charge against the net assets of each Sub-Account, at an annual rate of 0.65%, for mortality and expense risks assumed by FAFLIC in relation to the variable portion of the Policies. This charge may be increased or decreased, subject to compliance with applicable state and federal requirements, but it may not exceed 0.80% on an annual basis. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, FAFLIC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to FAFLIC.

    During the first ten policy years FAFLIC makes a daily administrative charge against the net assets of each Sub-Account, at an annual rate of 0.15%, to help defray administrative expenses incurred in administering the Separate Account and the Sub-Accounts.

    Starting with the date of issue, until the Final Premium Payment Date, FAFLIC makes monthly deductions from Policy Value as compensation for providing life insurance benefits (which vary by policy) and any additional benefits added by optional riders. The Policyowner may specify from which one Sub-Account these charges will be deducted. If no allocation is specified, FAFLIC will make a pro-rata allocation.

    During the year ended December 31, 2001 management fees of the underlying funds were paid indirectly to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based upon individual portfolios and average daily net assets. Additionally, on February 12, 2002 the Board of Trustees of Allmerica Investment Trust voted to approve a plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Effective May 1, 2002 each portfolio would pay a distribution fee equal to an annual rate of 0.15% of average daily net assets.

    Allmerica Investments, Inc., (Allmerica Investments), an indirect subsidiary of FAFLIC, is principal underwriter and general distributor of the Separate Account, and does not retain any compensation for sales of the Policies. Commissions are paid to registered representatives of Allmerica Investments and to certain independent broker-dealers by FAFLIC. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2001 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
AIT Equity Index Fund.......................................        3,809           23
AIT Money Market............................................    2,231,393    1,500,211
AIT Select Aggressive Growth................................      224,201       71,434
AIT Select Capital Appreciation.............................      132,975       40,420
AIT Select Emerging Markets.................................       40,981       18,168
AIT Select Growth...........................................      154,198       89,310
AIT Select Growth and Income................................      190,902      122,038
AIT Select International Equity.............................      132,715       89,925
AIT Select Investment Grade Income..........................      283,495      236,953
AIT Select Strategic Growth.................................       67,967       32,627
AIT Select Strategic Income.................................       10,505          162
AIT Select Value Opportunity................................      159,244       81,855
AIM V.I. Aggressive Growth..................................        2,013           11

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
Alliance Growth and Income Class B..........................        3,826           75
Alliance Premier Growth Class B.............................        2,690           74
Fidelity VIP Equity-Income..................................      209,859      138,964
Fidelity VIP Growth.........................................      260,209      173,001
Fidelity VIP High Income....................................      134,135       69,330
FT VIP Franklin Small Cap Class 2...........................       23,302       21,286
FT VIP Mutual Shares Class 2................................        5,573          168
INVESCO VIF Health Sciences.................................        3,183           34
Janus Aspen Growth Service Shares...........................        3,498           65
T. Rowe Price International Stock...........................       88,537      100,718

NOTE 6 -- FINANCIAL HIGHLIGHTS

    A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2001 is as follows:

                                                              FOR THE YEAR ENDED DECEMBER 31
                                  AT DECEMBER 31          --------------------------------------
                           -----------------------------  INVESTMENT*
                                      UNIT                  INCOME     EXPENSE**     TOTAL***
                            UNITS    VALUE    NET ASSETS     RATIO       RATIO        RETURN
                           -------  --------  ----------  -----------  ---------  --------------
AIT Equity Index
2001                         3,703  0.908462  $   3,364        1.25%       0.80%           -9.15%(a)
AIT Money Market
2001                       657,499  1.132941    744,907        3.75        0.80             3.45
AIT Select Aggressive
  Growth
2001                       414,529  0.808833    335,285         N/A        0.80           -22.25
AIT Select Capital
  Appreciation
2001                       272,717  1.305263    355,968         N/A        0.80            -1.92
AIT Select Emerging
  Markets
2001                        87,811  0.900056     79,035         N/A        0.80            -9.85
AIT Select Growth
2001                       481,269  0.792248    381,284         N/A        0.80           -25.31
AIT Select Growth and
  Income
2001                       561,006  0.913869    512,686        0.56        0.80           -12.45
AIT Select International
  Equity
2001                       252,933  0.897529    227,015        1.59        0.80           -22.15
AIT Select Investment
  Grade Income
2001                       221,295  1.155952    255,806        6.19        0.80             7.08
AIT Select Strategic
  Growth
2001                       170,602  0.504624     86,090         N/A        0.80           -29.85
AIT Select Strategic
  Income
2001                         9,669  1.039944     10,055        4.13        0.80             3.99(a)
AIT Select Value
  Opportunity
2001                       263,350  1.368796    360,472        0.62        0.80            11.78
AIM V.I. Aggressive
  Growth
2001                         2,014  0.864965      1,742         N/A        0.80           -13.50(a)
Alliance Growth and
  Income Class B
2001                         3,833  0.929591      3,563        0.66        0.80            -7.04(a)
Alliance Premier Growth
  Class B
2001                         2,635  0.858628      2,262         N/A        0.80           -14.14(a)
Fidelity VIP
  Equity-Income
2001                       340,322  1.077213    366,599        1.47        0.80            -5.72
Fidelity VIP Growth
2001                       445,919  0.986116    439,728        0.07        0.80           -18.31
Fidelity VIP High Income
2001                       259,169  0.720161    186,643       11.29        0.80           -12.44
FT VIP Franklin Small Cap
  Class 2
2001                         4,632  0.932066      4,317        0.19        0.80            -6.79(a)

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              FOR THE YEAR ENDED DECEMBER 31
                                  AT DECEMBER 31          --------------------------------------
                           -----------------------------  INVESTMENT*
                                      UNIT                  INCOME     EXPENSE**     TOTAL***
                            UNITS    VALUE    NET ASSETS     RATIO       RATIO        RETURN
                           -------  --------  ----------  -----------  ---------  --------------
FT VIP Mutual Shares
  Class 2
2001                         5,305  0.986954      5,236        1.60        0.80            -1.30(a)
Invesco VIF Health
  Sciences
2001                         3,168  1.021575      3,236        0.61        0.80             2.16(a)
Janus Aspen Growth
  Service Shares
2001                         3,730  0.789128      2,944         N/A        0.80           -21.09(a)
T. Rowe Price
  International Stock
2001                       178,345  0.810474    144,544        1.85        0.80           -22.84

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(a)  Start date is 5/1/01.

NOTE 7 -- SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    Effective July 1, 2000, pursuant to a Substitution Order approved by the Security and Exchange Commission, shares of Select Investment Grade Income Fund (SIGIF) were substituted for all the shares of Select Income Fund (SIF). The SIF Sub-Account was renamed the SIGIF Sub-Account in connection with the substitution. On this date, 130,330 shares of Select Income Fund (valued at $123,919) were substituted for 118,212 shares of the Select Investment Grade Income Fund (valued at $123,919), at the ratio of .907019, representing the ratio of the net asset values of each share on the date of exchange. Immediately after the substitution, a contractholder of Allmerica Select II held the same total dollar value of units in his or her account; only the investment option of the Sub-Account was changed.